                                                             File No.  33-83238
                                                             File No.  811-8724

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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |_|
                                                                  |_|
          Pre-Effective Amendment No.
                                      -----------
                                                                  |X|
          Post-Effective Amendment No.     4
                                      -----------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |_|
                                                                  |X|

          Amendment No.     5
                       -----------

                        (Check appropriate box or boxes)

                     T. ROWE PRICE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

                 700 Harrison Street, Topeka, Kansas 66636-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (913) 295-3000

                                                            Copies to:

                       Amy J. Lee                       Jeffrey S. Puretz, Esq.
      Associate General Counsel and Vice President      Dechert Price & Rhoads
             Security Benefit Group Building             1500 K Street, N.W.
       700 Harrison Street, Topeka, KS 66636-0001       Washington, DC 20005
         (Name and address of Agent for Service)

It is proposed that this filing will become effective:

|_|   immediately upon filing pursuant to paragraph (b) of Rule 485

|X|   on January 2, 1997, pursuant to paragraph (b) of Rule 485

|_|   60 days after filing pursuant to paragraph (a)(i) of Rule 485

|_|   on January 2, 1997, pursuant to paragraph (a)(i) of Rule 485

|_|   75 days after filing pursuant to paragraph (a)(ii) of Rule 485

|_|   on January 2, 1997, pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

Pursuant to Regulation 270.24f-2 of the Investment Company Act of 1940 the Registrant has elected to register an indefinite number of securities. The Registrant filed the Notice required by 24f-2 on February 28, 1996.

                              Cross Reference Sheet
                             Pursuant to Rule 495(a)

               Showing Location in Part A (Prospectus) and Part B
              (Statement of Additional Information) of Registration
                  Statement of Information Required by Form N-4

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                                     PART A

ITEM OF FORM N-4                                   PROSPECTUS CAPTION

  1.   Cover Page................................  Cover Page

  2.   Definitions...............................  Definitions

  3.   Synopsis..................................  Summary; Expense Table;
                                                   Contractual Expenses; Annual
                                                   Separate Account Expenses;
                                                   Annual Portfolio Expenses

  4.   Condensed Financial Information

       (a) Accumulation Unit Values..............  Condensed Financial
                                                   Information

       (b) Performance Data......................  Performance Information

       (c) Additional Financial Information......  Additional Information;
                                                   Financial Statements

  5.   General Description of Registrant,
       Depositor, and Portfolio Companies

       (a) Depositor.............................  Information about the
                                                   Company, the Separate
                                                   Account, and the Funds;
                                                   Security Benefit Life
                                                   Insurance Company

       (b) Registrant............................  Separate Account;
                                                   Information about the
                                                   Company, the Separate
                                                   Account, and the Funds

       (c) Portfolio Company.....................  Information about the
                                                   Company, the Separate
                                                   Account, and the Funds;
                                                   The Funds; The Investment
                                                   Advisers

       (d) Fund Prospectus.......................  The Funds

       (e) Voting Rights.........................  Voting of Fund Shares

       (f) Administrators........................  Security Benefit Life
                                                   Insurance Company

  6.   Deductions and Expenses

       (a) General...............................  Charges and Deductions;
                                                   Mortality and Expense Risk
                                                   Charge; Premium Tax Charge;
                                                   Other Charges; Guarantee
                                                   of Certain Charges; Fund
                                                   Expenses; Contract Charges

       (b) Sales Load %..........................  N/A

       (c) Special Purchase Plan.................  N/A

       (d) Commissions...........................  N/A

       (e) Fund Expenses.........................  Fund Expenses

       (f) Organization Expenses.................  N/A

  7.   General Description of Contracts

       (a) Persons with Rights...................  The Contract; More About the
                                                   Contract; Ownership; Joint
                                                   Owners; Contract Benefits;
                                                   The Fixed Interest Account;
                                                   Reports to Owners

       (b)   (i) Allocation of Purchase Payments.  Purchase Payments;
                                                   Allocation of Purchase
                                                   Payments

            (ii) Transfers.......................  Exchanges of Contract Value;
                                                   Telephone Exchange
                                                   Privileges; Dollar Cost
                                                   Averaging Option; Asset
                                                   Rebalancing Option;
                                                   Exchanges and Withdrawals

           (iii) Exchanges.......................  Exchanges of Contract Value;
                                                   Exchanges and Withdrawals

       (c) Changes...............................  Substitution of Investments;
                                                   Changes to Comply with
                                                   Law and Amendments

       (d) Inquiries.............................  Contacting the Company

  8.   Annuity Period............................  Annuity Period; General;
                                                   Annuity Options; Selection
                                                   of an Option

  9.   Death Benefit.............................  Death Benefit

 10.   Purchases and Contract Value

       (a) Purchases.............................  The Contract; General;
                                                   Application for a Contract;
                                                   Purchase Payments; Dollar
                                                   Cost Averaging Option; Asset
                                                   Rebalancing Option

       (b) Valuation.............................  Contract Value; Determination
                                                   of Contract Value; Exchanges
                                                   of Contract Value; Interest

       (c) Daily Calculation.....................  Determination of Contract
                                                   Value

       (d) Underwriter...........................  Distribution of the Contract

 11.   Redemptions

       (a) - By Owners...........................  Full and Partial Withdrawals;
                                                   Systematic Withdrawals;
                                                   Payments from the Separate
                                                   Account; Payments from the
                                                   Fixed Interest Account;

           - By Annuitant........................  Annuity Options

       (b) Texas ORP.............................  N/A

       (c) Check Delay...........................  N/A

       (d) Lapse.................................  Full and Partial Withdrawals

       (e) Free Look.............................  Free-Look Right

 12.   Taxes.....................................  Federal Tax Matters;
                                                   Introduction; Tax Status
                                                   of the Company and the
                                                   Separate Account; Income
                                                   Taxation of Annuities in
                                                   General -- Non-Qualified
                                                   Plans; Additional
                                                   Considerations; Qualified
                                                   Plans

 13.   Legal Proceedings.........................  Legal Proceedings;
                                                   Legal Matters

 14.   Table of Contents for the Statement of

       Additional Information....................  Statement of Additional
                                                   Information

                                     PART B

                                                   STATEMENT OF ADDITIONAL
ITEM OF FORM N-4                                     INFORMATION CAPTION
--------------------------------------------------------------------------------
 15.   Cover Page................................  Cover Page

 16.   Table of Contents.........................  Table of Contents

 17.   General Information and History...........  General Information
                                                   and History

 18.   Services

       (a) Fees and Expenses of Registrant.......  N/A

       (b) Management Contracts..................  N/A

       (c) Custodian.............................  N/A

           Independent Public Accountant.........  Independent Auditors

       (d) Assets of Registrant..................  N/A

       (e) Affiliated Persons....................  N/A

       (f) Principal Underwriter.................  N/A

 19.   Purchase of Securities Being Offered......  Distribution of the Contract;
                                                   Limits on Premiums Paid
                                                   Under Tax-Qualified
                                                   Retirement Plans

 20.   Underwriters..............................  Distribution of the Contract

 21.   Calculation of Performance Data...........  Performance Information

 22.   Annuity Payments..........................  N/A

 23.   Financial Statements......................  Financial Statements

PROSPECTUS


                   THE T. ROWE PRICE NO-LOAD VARIABLE ANNUITY


[T. ROWE PRICE LOGO]



JANUARY 2, 1997

                          Variable Annuity Prospectus


T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
AN INDIVIDUAL FLEXIBLE PREMIUM
DEFERRED VARIABLE ANNUITY CONTRACT



JANUARY 2, 1997



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ISSUED BY:                              MAILING ADDRESS:
Security Benefit                        T. Rowe Price Variable
Life Insurance Company                  Annuity Service Center
700 SW Harrison Street                  P.O. Box 750440
Topeka, Kansas 66636-0001               Topeka, Kansas 66675-0440
1-800-888-2461                          1-800-469-6587

                          Variable Annuity Prospectus

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INTRODUCTION

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. THE PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


This Prospectus describes the T. Rowe Price No-Load Variable Annuity--an individual flexible premium deferred variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan ("Non-Qualified Plan") or in connection with an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code ("Qualified Plan"). The Contract is designed to give Contractowners flexibility in planning for retirement and other financial goals.

During the Accumulation Period, the Contract provides for the accumulation of a Contractowner's value on either a variable basis, a fixed basis, or both. The Contract also provides several options for annuity payments on either a variable basis, a fixed basis, or both to begin on the Annuity Payout Date. The minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) to purchase a Contract in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) to purchase a Contract in connection with a Qualified Plan. Subsequent purchase payments are flexible, though they must be for at least $1,000 ($200 if made
pursuant  to  an  Automatic   Investment  Program)  for  a  Contract  funding  a
Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Contract funding a Qualified Plan. Purchase payments may be allocated at the Contractowner's discretion to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account (the "Separate Account"), or to the Fixed Interest Account of the Company. Each Subaccount of the Separate Account invests in a corresponding portfolio ("Portfolio") of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc. or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.
         T. Rowe Price New America Growth Portfolio

         T. Rowe Price Mid-Cap Growth Portfolio

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.
         T. Rowe Price Limited-Term Bond Portfolio

         T. Rowe Price Prime Reserve Portfolio


T. ROWE PRICE INTERNATIONAL SERIES, INC.
         T. Rowe Price International Stock Portfolio

                          Variable Annuity Prospectus


Prospective purchasers should be aware that the investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds T. Rowe Price sponsors, including other mutual funds with investment objectives and policies similar to those of the Funds.

The Contract Value in the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account" on page 28. Contract Value in the Fixed Interest Account is guaranteed by the Company.

The Contract Value in the Subaccounts under a Contract will vary based on investment performance of the Subaccounts to which the Contract Value is allocated. No minimum amount of Contract Value in the Subaccounts is guaranteed.


A Contract may be returned according to the terms of its Free-Look Right (see "Free-Look Right," page 23). This Prospectus concisely sets forth information about the Contract and the Separate Account that a prospective investor should know before purchasing the Contract. Certain additional information is contained in a "Statement of Additional Information," dated January 2, 1997, which has been filed with the Securities and Exchange Commission (the "SEC"). The
Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 44 of this Prospectus.



Date: January 2, 1997

                          Variable Annuity Prospectus

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CONTENTS

THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS
OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, THE FUNDS' PROSPECTUS OR STATEMENT OF ADDITIONAL INFORMATION, OR ANY SUPPLEMENT THERETO.


          5       Definitions
          7       Summary
         10       Expense Table
         11       Condensed Financial Information
         12       Information About the Company, the Separate Account,
                  and the Funds
         15       The Contract
         24       Charges and Deductions
         26       Annuity Period
         28       The Fixed Interest Account
         31       More About the Contract

         32       Federal Tax Matters
         39       Other Information
         43       Performance Information
         43       Additional Information

                          Variable Annuity Prospectus

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DEFINITIONS

VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS FOLLOWS:

ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

ACCUMULATION UNIT A unit of measure used to calculate the value of a Contractowner's interest in a Subaccount during the Accumulation Period.

ANNUITANT The person or persons on whose life annuity payments depend. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

ANNUITY OPTIONS Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

ANNUITY PERIOD The period during which annuity payments are made.

ANNUITY PAYOUT DATE The date when annuity payments are scheduled to begin.

AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from the owner's checking account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.

CONTRACT DATE The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

CONTRACTOWNER OR OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

CONTRACT VALUE The total value of the amounts in a Contract allocated to the Sub-accounts of the Separate Account and the Fixed Interest Account as of any Valuation Date.

CONTRACT YEAR Each 12-month period measured from the Contract Date.

DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, pay-able upon the death of the Owner or the Joint Owner during the Accumulation Period. The Designated Beneficiary is the first person on the following list who is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above is alive, the Owner's Estate.

FIXED INTEREST ACCOUNT An account that is part of the Company's General Account in which all or a portion of the Contract Value may be held for accumulation at fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

                          Variable Annuity Prospectus

FUNDS T.Rowe Price Equity Series, Inc., T.Rowe Price Fixed Income Series, Inc. and T.Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.

SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account is a separate account of the Company. Contract Value under the Contract may be allocated to Subaccounts of the Separate Account for variable accumulation.


SUBACCOUNT A division of the Separate Account of the Company which invests in a separate Portfolio of one of the Funds. Currently, seven Subaccounts are available under the Contract.


T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day, and Christmas Day.

VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Contract Value less any premium taxes due and paid by the Company.

                          Variable Annuity Prospectus

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SUMMARY

This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" on page 28 and in the Contract.

PURPOSE OF THE CONTRACT

The individual flexible premium deferred variable annuity contract ("Contract") described in this Prospectus is designed to give Contractowners flexibility in planning for retirement and other financial goals. The Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, during the Accumulation Period, and provides several options for annuity payments on a variable basis, a fixed basis, or both. During the Accumulation Period, an Owner can pursue various allocation options by allocating purchase payments to the Subaccounts of the Separate Account or to the Fixed Interest Account. See "The Contract," page 15.

The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code of 1986, as amended ("Qualified Plan").

THE SEPARATE ACCOUNT AND THE FUNDS


Purchase payments designated to accumulate on a variable basis are allocated to the Separate Account. See "Separate Account," page 12. The Separate Account is currently divided into seven accounts referred to as Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. Each of the Funds' Portfolios has a different investment objective or objectives. Each Portfolio is listed under its respective Fund below.


T. ROWE PRICE EQUITY SERIES, INC.
         T. Rowe Price New America Growth Portfolio

         T. Rowe Price Mid-Cap Growth Portfolio

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio


T. ROWE PRICE FIXED INCOME SERIES, INC.
         T. Rowe Price Limited-Term Bond Portfolio

         T. Rowe Price Prime Reserve Portfolio


T. ROWE PRICE INTERNATIONAL SERIES, INC.
         T. Rowe Price International Stock Portfolio

Amounts held in a Subaccount will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount of the Separate Account.

                          Variable Annuity Prospectus

FIXED INTEREST ACCOUNT

Purchase payments designated to accumulate on a fixed basis may be allocated to the Fixed Interest Account, which is part of the Company's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account" on page 28.

PURCHASE PAYMENTS

The minimum initial purchase payment is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) for a Contract issued in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) for a Contract issued in connection with a Qualified Plan. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for a Contract funding a
Non-Qualified Plan or $500 ($25 if made pursuant to an Automatic Investment Program) for a Contract funding a Qualified Plan. See "Purchase Payments" on page 16.

CONTRACT BENEFITS

During the Accumulation Period, Contract Value may be exchanged by the Contractowner among the Subaccounts of the Separate Account and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract" on page 15 and "The Fixed Interest Account" on page 28.


At any time before the Annuity Payout Date, a Contract may be surrendered for its Withdrawal Value, and partial withdrawals, including systematic withdrawals, may be taken from the Contract Value, subject to certain restrictions described in "The Fixed Interest Account" on page 28. See "Full and Partial Withdrawals," page 21 and "Federal Tax Matters," page 32 for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2.


The Contract provides for a death benefit upon the death of the Owner during the Accumulation Period. See "Death Benefit," on page 23 for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. Payments under the fixed Annuity Options will be guaranteed by the Company. See "Annuity Period" on page 26.

FREE-LOOK RIGHT

An Owner may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when the Owner receives the Contract. In this event, the Company will refund to the Owner purchase payments allocated to the Fixed Interest Account plus the Contract Value in the Subaccounts increased by any fees or other charges paid. The Company will refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states and circumstances in which it is required to do so. See "Free-Look Right" on page 23.

                          Variable Annuity Prospectus

CHARGES AND DEDUCTIONS

The Company does not make any deductions for sales load from purchase payments. Certain charges will be deducted in connection with the Contract as described below.

* MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of .55% of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge" on page 24.

* PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by the Company and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge" on page 25.

* OTHER EXPENSES The operating expenses of the Separate Account are paid by the Company. Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the Prospectus for the Funds.

CONTACTING THE COMPANY

All written requests, notices, and forms required by the Contract, and any questions or inquiries should be directed to the T. Rowe Price Variable Annuity Service Center, at P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

                          Variable Annuity Prospectus

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EXPENSE TABLE

The purpose of this table is to assist investors in understanding the various costs and expenses borne directly and indirectly by Owners allocating Contract Value to the Subaccounts. The table reflects any contractual charges, expenses of the Separate Account, and charges and expenses of the Funds. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge," page 25. The information contained in the table is not applicable to amounts allocated to the Fixed Interest Account.

For a complete description of a Contract's costs and expenses, see "Charges and Deductions," page 24. For a more complete description of each Fund's costs and expenses, see the Fund Prospectus, which accompanies this Prospectus.

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CONTRACTUAL EXPENSES
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Sales Load on Purchase Payments                             None
--------------------------------------------------------------------------------
Annual Maintenance Fee                                      None
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ANNUAL SEPARATE ACCOUNT EXPENSES
--------------------------------------------------------------------------------
Annual Mortality and Expense Risk Charge (as a percentage
  of each Subaccount's average daily net assets)            .55%
--------------------------------------------------------------------------------
Total Annual Separate Account Expenses                      .55%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO EXPENSES (AS A PERCENTAGE OF
  EACH PORTFOLIO'S AVERAGE DAILY NET ASSETS)
--------------------------------------------------------------------------------

                                                                       Total
                                                   Management Other    Portfolio
                                                   Fee*       Expenses Expenses
                                                   -----------------------------
T. Rowe Price New America Growth Portfolio          .85%      0%        .85%
--------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio        1.05%      0%       1.05%
--------------------------------------------------------------------------------

T. Rowe Price Mid-Cap Growth Portfolio              .85%      0%        .85%

--------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio               .85%      0%        .85%
--------------------------------------------------------------------------------
T. Rowe Price Personal Strategy Balanced Portfolio  .90%      0%        .90%
--------------------------------------------------------------------------------
T. Rowe Price Limited-Term Bond Portfolio           .70%      0%        .70%
--------------------------------------------------------------------------------

T. Rowe Price Prime Reserve Portfolio               .55%      0%        .55%

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TABLE 1

*The management fee includes the ordinary expenses of operating the Funds.

EXAMPLE


The example presented below shows expenses that a Contractowner would pay at the end of one, three, five or ten years. The information presented applies if, at the end of those time periods, the Contract is (1) surrendered, (2) annuitized, or (3) not surrendered or annuitized. The example shows expenses based upon an allocation of $1,000 to each of the Subaccounts.


The example below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5% return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

                          Variable Annuity Prospectus

EXAMPLE -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5% annual return on assets:


================================================================================
                                            1 Year   3 Years  5 Years  10 Years
--------------------------------------------------------------------------------
New America Growth Subaccount               $14      $44      $77      $168
--------------------------------------------------------------------------------
International Stock Subaccount              $16      $50      $87      $190
--------------------------------------------------------------------------------
Mid-Cap Growth Subaccount                   $14      $44      $77      $168
--------------------------------------------------------------------------------
Equity Income Subaccount                    $14      $44      $77      $168
--------------------------------------------------------------------------------
Personal Strategy Balanced Subaccount       $15      $46      $79      $174
--------------------------------------------------------------------------------
Limited-Term Bond Subaccount                $13      $40      $69      $151
--------------------------------------------------------------------------------
Prime Reserve Subaccount                    $11      $35      $61      $134
================================================================================



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CONDENSED FINANCIAL INFORMATION


The following condensed financial information presents accumulation unit values for the period April 1, 1995 (date of inception) through December 31, 1995, and January 1, 1996 through September 30, 1996, as well as ending accumulation units outstanding under each Subaccount. Condensed financial information is not yet available for the Mid-Cap Growth and Prime Reserve Subaccounts.

================================================================================
                                                       1995        1996
--------------------------------------------------------------------------------
NEW AMERICA GROWTH SUBACCOUNT
--------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period                                  $10.00      $13.40
  End of period                                        $13.40      $15.64
Accumulation units:
  Outstanding at the end of period                    333,934   1,412,593
--------------------------------------------------------------------------------
INTERNATIONAL STOCK SUBACCOUNT
--------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period                                  $10.00      $11.19
  End of period                                        $11.19      $12.21
Accumulation units:
  Outstanding at the end of period                    218,427     998,823
--------------------------------------------------------------------------------
EQUITY INCOME SUBACCOUNT
--------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period                                  $10.00      $12.37
  End of period                                        $12.37      $13.70
Accumulation units:
  Outstanding at the end of period                    365,712   1,548,203
--------------------------------------------------------------------------------
PERSONAL STRATEGY BALANCED SUBACCOUNT
--------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period                                  $10.00      $11.90
  End of period                                        $11.90      $12.74
Accumulation units:
  Outstanding at the end of period                    148,349     506,031
--------------------------------------------------------------------------------
LIMITED-TERM BOND SUBACCOUNT
--------------------------------------------------------------------------------
Accumulation unit value:
  Beginning of period                                  $10.00      $10.64
  End of period                                        $10.64      $10.70
Accumulation units:
  Outstanding at the end of period                     86,891     362,743
================================================================================

                          Variable Annuity Prospectus

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INFORMATION ABOUT THE COMPANY, THE
SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY

The Company is a mutual life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.


The Company offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 1995, Security Benefit had over $15 billion of life insurance in force and total assets of approximately $4.7 billion. Together with its subsidiaries, Security Benefit has total funds under management of approximately $5.7 billion.


PUBLISHED RATINGS

The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

The T. Rowe Price Variable Annuity Account was established by the Company as a separate account on March 28, 1994, pursuant to procedures established under Kansas law. The income, gains, or losses of the Separate Account, whether or not realized, are, in accordance with the Contracts, credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. K.S.A. 40-436 provides that assets in a separate account attributable to the reserves and other liabilities under the contracts are not chargeable with liabilities arising from any other business that the insurance company conducts if, and to the extent the contracts so provide, and the Contract contains such a provision. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are

                          Variable Annuity Prospectus

general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.


The Separate Account is currently divided into seven Subaccounts. Income, gains and losses, whether or not realized, are, in accordance with the Contracts, credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a specific Portfolio of one of the Funds. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios of the Funds or in other securities, mutual funds, or investment vehicles. Under current contractual arrangements with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless such change is necessary to comply with applicable laws, shares of any or all of the Portfolios should no longer be available for investment, or, if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. For more information about the underwriter, see "Distribution of the Contract," page 42.


The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS


The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc. and the T. Rowe Price International Series, Inc. (the "Funds") are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Together, the Funds currently have seven separate portfolios ("Portfolios"), each of which pursues different investment objectives and policies.


In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds, although currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or

                          Variable Annuity Prospectus

conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Funds' prospectus.

A summary of the investment objective of each Portfolio of the Funds is described below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying prospectus of the Funds, including information on the risks associated with the investments and investment techniques of each Portfolio.

THE FUNDS' PROSPECTUS ACCOMPANIES THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of U.S. growth companies which operate in service industries.

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in companies that offer proven products or services.


T. ROWE PRICE EQUITY INCOME PORTFOLIO

The  investment   objective  of  the  Equity  Income  Portfolio  is  to  provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuation by investing primarily in short- and intermediate-term investment grade debt securities.


T. ROWE PRICE PRIME RESERVE PORTFOLIO

The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

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THE INVESTMENT ADVISERS

T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. Rowe Price-Fleming International, Inc. ("Price-Fleming"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. Price-Fleming's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. As Investment Adviser to each of the Portfolios, except the T. Rowe Price International Stock Portfolio, T. Rowe Price is responsible for selection and management of their portfolio investments. As Investment Adviser to the T. Rowe Price International Stock Portfolio, Price-Fleming is responsible for selection and management of its portfolio investments. Each of T. Rowe Price and Price-Fleming is registered with the SEC as an investment adviser.

T. Rowe Price and  Price-Fleming  are not affiliated  with the Company,  and the
Company  has  no  responsibility   for  the  management  or  operations  of  the
Portfolios.


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THE CONTRACT

GENERAL

The Contract offered by this Prospectus is an individual flexible premium deferred variable annuity that is issued by the Company. To the extent that all or a portion of purchase payments are allocated to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. During the Accumulation Period, a Contractowner's value accumulates on either a variable basis, a fixed basis, or both, depending on the Owner's allocation of Contract Value to the Subaccounts and the Fixed Interest Account. The Contract also provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Payout Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which Contract Value has been allocated and the amount of interest credited on Contract Value that has been allocated to the Fixed Interest Account.

The Contract is available for purchase as a non-tax qualified retirement plan ("Non-Qualified Plan") by an individual. The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 of the Internal Revenue Code ("Qualified Plan"). Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT

Any person wishing to purchase a Contract may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if an applicant owns shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), by electing on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price mutual funds and the Contract. The redemption of fund shares is a sale of shares for tax purposes, which

                          Variable Annuity Prospectus

may result in a taxable gain or loss. The application may be obtained by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

The maximum age of an Owner or Annuitant  for which a Contract will be issued is
85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

The minimum initial purchase payment for the purchase of a Contract is $10,000 ($5,000 if made pursuant to an Automatic Investment Program) in connection with a Non-Qualified Plan and $2,000 ($25 if made pursuant to an Automatic Investment Program) in connection with a Qualified Plan. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 if made pursuant to an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 if made pursuant to an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. Cumulative purchase payments exceeding $1 million will not be accepted under a Contract without prior approval of the Company.

An initial purchase payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at the T. Rowe Price Variable Annuity Service Center if the purchase payment is preceded or accompanied by an application that contains sufficient information necessary to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will notify the applicant that it does not have the necessary information to issue a Contract. If the necessary information is not provided to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract, the Company will return the initial purchase payment to the applicant unless the applicant consents to the Company retaining the purchase payment until the application is made complete.

Subsequent purchase payments will be credited as of the end of the Valuation Period in which they are received by the Company at the T. Rowe Price Variable Annuity Service Center. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if an Owner owns shares of one or more T. Rowe Price Funds, by directing Investment Services to redeem shares of that fund(s) and forward the redemption proceeds to the Company as a subsequent purchase payment. The minimum initial purchase payment required must be paid before the Automatic Investment Program will be accepted by the Company. The redemption of fund shares is a sale of shares for tax purposes, which may result in a taxable gain or loss.

                          Variable Annuity Prospectus

ALLOCATION OF PURCHASE PAYMENTS


In an application for a Contract, the Contractowner selects the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. Purchase payments will be allocated according to the Contractowner's instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Interest Account. Available allocation alternatives include the seven Subaccounts and the Fixed Interest Account.

A Contractowner may change the purchase payment allocation instructions by submitting a proper written request to the T. Rowe Price Variable Annuity Service Center. A proper change in allocation instructions will be effective upon receipt by the Company at the T. Rowe Price Variable Annuity Service Center and will continue in effect until subsequently changed. Changes in purchase payment allocation instructions may be made by telephone or by sending a request in writing to the T. Rowe Price Variable Annuity Service Center. Changes in the allocation of future purchase payments have no effect on existing Contract Value. Such Contract Value, however, may be exchanged among the Subaccounts of the Separate Account and the Fixed Interest Account in the manner described in "Exchanges of Contract Value," page 19.


DOLLAR COST AVERAGING OPTION

The Company currently offers an option under which Contractowners may dollar cost average their allocations in the Subaccounts under the Contract by authorizing the Company to make periodic allocations of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the Subaccount's Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contractowner will not have losses.

A Dollar Cost Averaging Request form is available from the T. Rowe Price Variable Annuity Service Center upon request. On the form, the Contractowner must designate whether Contract Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time.

To elect the Dollar Cost Averaging Option, the Owner's Contract Value must be at least $5,000, ($2,000 for a Contract funding a Qualified Plan), and a Dollar Cost Averaging

                          Variable Annuity Prospectus

Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. The Dollar Cost Averaging Request form will not be considered complete until the Contractowner's Contract Value is at least the required amount. A Contractowner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

After the Company has received a Dollar Cost Averaging Request in proper form at the T. Rowe Price Variable Annuity Service Center, the Company will exchange Contract Value in amounts designated by the Contractowner from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts chosen by the Contractowner. The minimum amount that may be exchanged is $200 and the minimum amount that may be allocated to any one Subaccount is $25. Each exchange will be effected on the date specified by the Owner or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at the T. Rowe Price Variable Annuity Service Center of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until Contract Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed in "Exchanges of Contract Value" on page 19.

A Contractowner may instruct the Company at any time to terminate the option by written request to the T. Rowe Price Variable Annuity Service Center. In that event, the Contract Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in that Subaccount unless the Contractowner instructs otherwise. If a Contractowner wishes to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to the
T. Rowe Price Variable Annuity Service Center, and the Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified Plan) minimum required amount of Contract Value at that time. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

Contract Value may also be dollar cost averaged to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account," page 28.

ASSET REBALANCING OPTION

The Company currently offers an option under which Contractowners may authorize the Company to automatically exchange Contract Value each quarter to maintain a particular percentage allocation among the Subaccounts as selected by the Contractowner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Contract Value in the Subaccounts each quarter to the allocation selected by the Contractowner. Asset Rebalancing is intended to exchange Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this

                          Variable Annuity Prospectus

method of investing may help a Contractowner buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that a Contractowner will not have losses.

To elect the Asset Rebalancing Option, the Contract Value in the Contract must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received by the Company at the
T. Rowe Price Variable Annuity Service Center. A Contractowner may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, the Contractowner must indicate the applicable Subaccounts and the percentage of Contract Value which should be allocated to each of the applicable Subaccounts each quarter under the Asset Rebalancing Option. If the Asset Rebalancing Option is elected, all Contract Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

This option will result in the exchange of Contract Value to one or more of the Subaccounts on the date specified by the Contractowner or, if no date is specified, on the date of the Company's receipt of the Asset Rebalancing Request in proper form and on each quarterly anniversary of the applicable date thereafter. The amounts exchanged will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the exchanges are effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that are allowed as discussed below.

A Contractowner may instruct the Company at any time to terminate this option by written request to the T. Rowe Price Variable Annuity Service Center and, in the event of an exchange of Contract Value by written request or telephone instructions, this option will terminate automatically. In either event, the Contract Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to resume Asset Rebalancing after it has been canceled, a new Asset Rebalancing Request form must be completed and sent to the T. Rowe Price Variable Annuity Service Center and the Contract Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

Contract Value allocated to the Fixed Interest Account may be included in the Asset Rebalancing Program, subject to certain restrictions described under "The Fixed Interest Account," page 28.

EXCHANGES OF CONTRACT VALUE

During the Accumulation Period, Contract Value may be exchanged among the Sub-accounts by the Contractowner upon proper written request to the T. Rowe Price Variable Annuity Service Center. Exchanges (other than exchanges in connection with the Dollar Cost Averaging or Asset Rebalancing Options) may be made by telephone if an Authorization for Telephone Requests form has been properly completed, signed and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount.

                          Variable Annuity Prospectus

Contract Value may also be exchanged between the Subaccounts and the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described in "The Fixed Interest Account," page 28.

The Company reserves the right at a future date, to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, to impose conditions on the right to exchange and to discontinue telephone exchanges provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld.

CONTRACT VALUE

The Contract Value is the sum of the amounts under the Contract held in each Subaccount of the Separate Account and in the Fixed Interest Account as of any Valuation Date.

On each Valuation Date, the portion of the Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount for that date. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. A Contractowner bears the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE

The Contract Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which Contract Value has been allocated, payment of subsequent purchase payments, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios of the Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio of the Funds will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When a Contractowner allocates purchase payments to a Subaccount, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the Accumulation Unit value for the particular Subaccount at the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including full or partial withdrawals, exchanges, and assessment of premium taxes against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. The Accumulation Unit value of each Subaccount is determined on each Valuation Date. The number of Accumulation Units credited to a

                          Variable Annuity Prospectus

Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

The Accumulation Unit value of each Subaccount's units initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by dividing the value of each Subaccount's net assets by the number of Accumulation Units credited to the Subaccount on that date. Determination of the value of the net assets of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio of the Funds, (2) any dividends or distributions paid by the corresponding Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

A Contractowner may obtain proceeds from a Contract by surrendering the Contract for its Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Contract Value at any time while the Owner is living and before the Annuity Payout Date, subject to restrictions on partial withdrawals of Contract Value from the Fixed Interest Account and limitations under applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price
Variable Annuity Service Center. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. A Contractowner may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the
T. Rowe Price Funds by so indicating in their written withdrawal request.

The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be for at least $500 except systematic withdrawals discussed on the next page. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable premium tax. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $2,000, then the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

The amount of a partial withdrawal will be deducted from the Contract Value in the Subaccounts and the Fixed Interest Account, according to the Contractowner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account" on page 28. If a Contractowner does not specify the allocation, the Company will contact the Contractowner for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which

                          Variable Annuity Prospectus

such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge" on page 25.


A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59 1/2, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters" on page 32.


SYSTEMATIC WITHDRAWALS

The Company currently offers a feature under which systematic withdrawals may be elected. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Payout Date by sending a properly completed Systematic Withdrawal Request form to the Company at the T. Rowe Price Variable Annuity Service Center. A Contractowner may direct Investment Services to apply the proceeds of a systematic withdrawal to shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or as based upon the life expectancy of the Owner or the Owner and a Beneficiary, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. Systematic withdrawals may be stopped or modified upon proper written request by the Contractowner received by the Company at the T. Rowe Price Variable Annuity Service Center at least 30 days in advance of the requested date of termination or modification.

Each systematic withdrawal must be at least $100. Upon payment, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable premium taxes. Any systematic withdrawal that equals or exceeds the Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal zero.

Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to the Contractowner's Contract Value in the Subaccounts and the Fixed Interest Account as directed by the Contractowner.


The Company may, at any time, discontinue, modify or suspend systematic withdrawals provided that, as required by its current contractual arrangements with Investment Services, the Company first obtains the consent of Investment Services, which consent shall not be unreasonably withheld. Systematic withdrawals from Contract Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account" on page 28. The tax consequences of a systematic withdrawal, including the 10% penalty tax imposed on withdrawals made prior to the Owner attaining age 59 1/2, should be carefully considered. See "Federal Tax Matters" on page 32.

                          Variable Annuity Prospectus

FREE-LOOK RIGHT

An Owner may return a Contract within the Free-Look Period, which is generally a 10-day period beginning when the Owner receives the Contract. The returned Contract will then be deemed void and the Company will refund any purchase payments allocated to the Fixed Interest Account plus the Contract Value in the Subaccounts as of the end of the Valuation Period during which the returned Contract is received by the Company. The Company will return purchase payments allocated to the Subaccounts rather than Contract Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

If the Owner dies during the Accumulation Period, the Company will pay the death benefit proceeds to the Designated Beneficiary upon receipt of due proof of death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements" on the next page. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of an Owner occurs on or after the Annuity Payout Date, no death benefit proceeds will be payable under the Contract, except that any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death.

The death benefit proceeds will be the death benefit reduced by any premium taxes due or paid by the Company. If an Owner dies during the Accumulation Period and the age of each Owner was 75 or younger on the date the Contract was issued, the amount of the death benefit will be the greatest of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center, (2) the aggregate purchase payments received less any reductions caused by previous withdrawals, or (3) the stepped-up death benefit. The stepped-up death benefit is: (a) the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (b) any purchase payments made since the applicable fifth annual Contract anniversary, less (c) any withdrawals since the applicable anniversary.

If an Owner dies during the Accumulation Period and the Contract was issued to the Owner after age 75, the amount of the death benefit will be the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center.

Notwithstanding the foregoing, the death benefit for Contracts issued in Florida, regardless of age at issue, is the greater of (1) the Contract Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center, or (2) the aggregate purchase payments received less any reductions caused by previous withdrawals.

                          Variable Annuity Prospectus


The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters," on page 32 for a discussion of the tax consequences in the event of death.


DISTRIBUTION REQUIREMENTS

For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force until the earlier of the surviving spouse's death or the Annuity Payout Date or to receive the death benefit proceeds. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of the Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Payout Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.


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CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE

The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contracts. The charge is equal to an annual rate of .55% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and in operating the Subaccounts.

The expense risk borne by the Company is the risk that the Company's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the profit realized from the mortality and expense risk charge. The mortality risk borne

                          Variable Annuity Prospectus

by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to T. Rowe Price Insurance Agency, Inc. at the annual rate of .10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted upon annuitization, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES

The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

GUARANTEE OF CERTAIN CHARGES

The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of .55% of each Subaccount's average daily net assets.

FUND EXPENSES

Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Portfolio of the Funds. Each Portfolio's net asset value reflects the investment management fee and any other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccount, but are paid from the assets of the corresponding Portfolio. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in the Funds' prospectus, are not specified or fixed under the terms of the Contract and the Company bears no responsibility for such fees and expenses.

                          Variable Annuity Prospectus

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ANNUITY PERIOD

GENERAL

The Contractowner may select the Annuity Payout Date at the time of application. The Annuity Payout Date may not be deferred beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require annuitization at an earlier age. If the Contractowner does not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. See "Selection of an Option," on page 28. If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date.

On the Annuity Payout Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described on pages 27 and 28. Each option is available in two forms--either as a variable annuity supported by the Subaccounts or as a fixed annuity supported by the Fixed Interest Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless the Owner directs otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to the Contractowner's Contract Value in the Subaccounts and the Fixed Interest Account as of the Annuity Payout Date, reduced by any applicable premium taxes.

The Contract provides for seven Annuity Options. Other Annuity Options may be available upon request at the discretion of the Company. Annuity payments under Annuity Options 1 through 4 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are used where required by law. In the case of Options 5, 6 and 7 as described on pages 27 and 28, annuity rates based on age and sex are not used to calculate annuity payments. The annuity rates are based upon an assumed interest rate of
3.5 percent, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 120 months.

Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. A Contractowner may direct Investment Services to apply the proceeds of an annuity payment to shares of one or more of the T. Rowe Price Funds by submitting a written request to the
T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency.

An Owner may designate or change an Annuity Payout Date, Annuity Option, and Annuitant, provided proper written notice is received by the Company at the
T. Rowe Price Variable Annuity Service Center at least 30 days prior to the Annuity Payout Date set forth in the Contract. The date selected as the new
Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received at the T. Rowe Price Variable Annuity Service Center.

                          Variable Annuity Prospectus


During the Annuity Period, Contract Value may be exchanged among the Subaccounts by the Contractowner upon proper written request to the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. Exchanges are not allowed within 30 days of the Annuity Payout Date. If one of Annuity Options 5 through 7 is selected, Contract Value also may be exchanged between the Subaccounts and the Fixed Interest Account, subject to the restrictions on exchanges from the Fixed Interest Account described under "The Fixed Interest Account," page 28. The minimum exchange amount is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.


Once annuity payments have commenced under Annuity Options 1, 2, 3, or 4, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. The Contract specifies annuity tables for Annuity Options 1 through 4 described below which contain the guaranteed minimum dollar amount of periodic annuity payments for each $1,000 applied to an Annuity Option for a fixed annuity.

ANNUITY OPTIONS

OPTION 1 - LIFE INCOME Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the third annuity payment due date, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 2 - LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

OPTION 3 - LIFE WITH INSTALLMENT OR UNIT REFUND OPTION Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

OPTION 4 - JOINT AND LAST SURVIVOR Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS
GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

                          Variable Annuity Prospectus

OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic payments of the amount elected will be made until the amount applied and interest thereon are exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

OPTION 7 - AGE RECALCULATION Periodic annuity payments will be made based upon the Annuitant's life expectancy, or the joint life expectancies of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to actuarial tables prescribed by the Treasury Secretary, until the amount applied is exhausted. This option should be elected only under Contracts funding Qualified Plans.

SELECTION OF AN OPTION

Contractowners should carefully review the Annuity Options with their financial or tax advisers, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. For Non-Qualified Plans, the Company does not allow annuity payments to be deferred beyond the Annuitant's 90th birthday.


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THE FIXED INTEREST ACCOUNT

Contractowners may allocate all or a portion of their purchase payments and exchange Contract Value to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Interest Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract" on page 15.

                          Variable Annuity Prospectus

Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST

Amounts allocated to the Fixed Interest Account earn interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

Contract Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Contract Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Contract Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

Contract Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different current rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of a Contractowner's Contract Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

For purposes of determining the interest rates to be credited on Contract Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Contract Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan or exchange is effected, then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information

                          Variable Annuity Prospectus

about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Interest Account as for a Contract that has Contract Value allocated to the Subaccounts. See "Death Benefit," page 23.

CONTRACT CHARGES

Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Contract Value to the Fixed Interest Account as for those who allocate purchase payments to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Contract Value is allocated to the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

Amounts may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Contract Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in (1) above. Accordingly, a Contractowner who desires to implement the Asset Rebalancing Option should do so at a time when Contract Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once an Asset Rebalancing Option is implemented, the restrictions on exchanges will not apply to exchanges made pursuant to the Option. Up to six exchanges are allowed in any Contract Year and exchanges pursuant to the Dollar Cost Averaging and Asset Rebalancing Options are not included in the six exchanges allowed per Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option) or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange and to impose conditions on the right to exchange.

If Contract Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest

                          Variable Annuity Prospectus

Account pursuant to systematic withdrawals, any purchase payment allocated to, or Contract Value exchanged to or from, the Fixed Interest Account will automatically terminate such Dollar Cost Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing or Systematic Withdrawals by sending a written request to the Company, provided that the Owner's Contract Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

The Contractowner may also make full withdrawals to the same extent as a Contractowner who has allocated Contract Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only
(1) from Contract Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to Systematic Withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10 percent of Contract Value at the time of the partial withdrawal. Systematic Withdrawals from Contract Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals," page 21 and "Systematic Withdrawals," page 22.

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

As required by most states, the Company reserves the right to delay for up to six months after a written request in proper form is received by the Company at the T. Rowe Price Variable Annuity Service Center, full and partial withdrawals and exchanges from the Fixed Interest Account. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify the Contractowner if there will be a delay.


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MORE ABOUT THE CONTRACT

OWNERSHIP


The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters," page 32.


JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY

The Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received by the Company at the T. Rowe Price Variable Annuity Service

                          Variable Annuity Prospectus

Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

PARTICIPATING

The Contract is participating and will share in the surplus earnings of the Company. However, the current dividend scale is zero and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect an exchange between Subaccounts or from a Subaccount to the Fixed Interest Account within seven days from the Valuation Date a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the calculation or payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC, or (c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account.

PROOF OF AGE AND SURVIVAL

The Company may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).


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FEDERAL TAX MATTERS

INTRODUCTION

The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion of the federal income tax considerations relating to a contract contained herein and in the Statement of

                          Variable Annuity Prospectus

Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract (including an exchange). THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

GENERAL

The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

CHARGE FOR THE COMPANY'S TAXES

A charge may be made against the Separate Account for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contracts or attributable to payments, premiums, or acquisition costs under the Contracts. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contracts is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

DIVERSIFICATION STANDARDS

Each of the Portfolios will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last

                          Variable Annuity Prospectus

day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Contractowner has additional flexibility in allocating purchase payments and Contract Values. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as deemed appropriate by the Company, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

INCOME TAXATION OF ANNUITIES IN GENERAL - NON-QUALIFIED PLANS


Section 72 of the Code governs the taxation of annuities. In general, a contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" on page 36 and "Diversification Standards" on page 33. Withholding of federal income

                          Variable Annuity Prospectus

taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

* SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

* SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

   Forfixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

* PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

                          Variable Annuity Prospectus

   If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

* DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

   Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Beneficiary is the deceased owner's spouse.

* GIFT OF ANNUITY CONTRACTS Generally, gifts of Non-Qualified Plan Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

* CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

* MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in

                          Variable Annuity Prospectus

   gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

   In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

* POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. Although as of the date of this Prospectus Congress is not considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

* TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a qualified tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The amount that may be contributed to a Qualified Plan is subject to limitations under the Code. In addition, early distributions from Qualified Plans may be subject to penalty taxes. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These rules and requirements may not be incorporated into our Contract administration procedures. Therefore, Contractowners, Annuitants, and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.

                          Variable Annuity Prospectus

THE FOLLOWING IS A BRIEF DESCRIPTION OF QUALIFIED PLANS AND THE USE OF THE CONTRACT THEREWITH:

*  SECTION 408

   Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("IRAs"). The Contract may be purchased as an IRA.

   IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to an IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

   Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service.

   An individual's interest in an IRA must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70 1/2 ("required beginning date"). Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

   If an individual dies before reaching his or her required beginning date, the individual's entire interest must generally be distributed within five years of the individual's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70 1/2.

   If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

   Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

   The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

                          Variable Annuity Prospectus

*  TAX PENALTIES

   PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the owner reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; or (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary and which begin after the Owner terminates employment.

   MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the Owner is subject to a 50 percent tax on the amount that was not properly distributed.

   EXCESS DISTRIBUTION TAX. If the aggregate distributions from all IRAs and certain other retirement plans with respect to an individual in a calendar year exceed the greater of (i) $150,000, or (ii) $112,500, as indexed for inflation ($155,000 for 1996), a penalty tax of 15 percent is generally imposed (in addition to any ordinary income tax) on the excess portion of the distribution.

*  WITHHOLDING

   Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

   Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.


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OTHER INFORMATION

VOTING OF FUND SHARES

The Company is the legal owner of the shares of the Funds held by the Subaccounts of the Separate Account. The Company will exercise voting rights attributable to the shares of each Portfolio of the Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the 1940 Act. In accordance with its view of presently applicable law, the Company will exercise these voting rights based on instructions received from persons

                          Variable Annuity Prospectus

having the voting interest in corresponding Subaccounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Funds in its own right, it may elect to do so.

The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular
Portfolio as to which voting instructions may be given to the Company is determined by dividing a Contractowner's Contract Value in a Subaccount on a particular date by the net asset value per share of that Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy.

Voting rights attributable to the Contractowner's Contract Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS


The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios of the Funds should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.


In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Sub-accounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be

                          Variable Annuity Prospectus

determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if, marketing, tax, or investment conditions so warrant.


Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount with the consent of Investment Services.


In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by the Company to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

A statement will be sent annually to each Contractowner setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Interest Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, exchanges, loans, loan repayments, and full and partial withdrawals. Certain transactions will be confirmed quarterly. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals and annuity payments.

Each Contractowner will also receive an annual and semiannual report containing financial statements for the Portfolios, which will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

                          Variable Annuity Prospectus

TELEPHONE EXCHANGE PRIVILEGES

A Contractowner may request an exchange of Contract Value by telephone if an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided that it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request exchanges by telephone and would have to submit written requests.

By authorizing telephone exchanges, a Contractowner authorizes the Company to accept and act upon telephonic instructions for exchanges involving the Contractowner's Contract, and agrees that neither the Company, nor any of its affiliates, nor the Funds, nor any of the directors, trustees, officers, employees or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any requests effected in accordance with the Telephone Authorization and believed by the Company to be genuine, provided that the Company has complied with its procedures. As a result of this policy on telephone requests, the Contractowner will bear the risk of loss arising from the telephone exchange privileges. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

DISTRIBUTION OF THE CONTRACT

T. Rowe Price Investment Services, Inc. ("Investment Services") is the distributor of the Contracts. Investment Services also acts as the distributor of certain other mutual funds advised by T. Rowe Price and Price-Fleming. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly owned subsidiary of T. Rowe Price and is an affiliate of the Funds.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, the Company's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law have been passed upon by Amy J. Lee, Esq., the Company's Associate General Counsel.

Legal matters relating to the federal securities and federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

                          Variable Annuity Prospectus


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PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

For all Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods. Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolios in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts and the usage of other performance related information, see the Statement of Additional Information.


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ADDITIONAL INFORMATION

REGISTRATION STATEMENT

A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus has been filed as a part of the Registration Statement and does not contain all of the information set forth in the Registration Statement and exhibits thereto, and reference is made to such Registration Statement and exhibits for further information relating to the Company and the Contract. Statements contained in this Prospectus, as to the content of the Contract and other legal instruments, are summaries. For a complete statement of the terms thereof, reference is made to the instruments filed as exhibits to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the SEC's office, located at 450 Fifth Street, N.W., Washington, D.C.

FINANCIAL STATEMENTS


Financial statements of the Company at December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995, are contained in the Statement of Additional Information. Financial statements of the Separate Account at September 30, 1996 and December 31, 1995 and for the periods of January 1, 1996 to September 30, 1996, and May 1, 1995 to December 31, 1995, are also contained in the Statement of Additional Information.

                          Variable Annuity Prospectus


STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information contains more specific information and financial statements relating to the Company. The Table of Contents of the Statement of Additional Information is set forth below:

TABLE OF CONTENTS

General Information and History .........................................  1
Distribution of the Contract ............................................  1
Limits on Premiums Paid Under Tax-Qualified Retirement Plans ............  1
Independent Auditors ....................................................  2
Performance Information .................................................  2

Financial Statements ....................................................  4

STATEMENT OF ADDITIONAL INFORMATION
FOR THE VARIABLE ANNUITY


THE T. ROWE PRICE NO-LOAD VARIABLE ANNUITY


[T. ROWE PRICE LOGO]



JANUARY 2, 1997

                       Statement of Additional Information


T. ROWE PRICE VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION


DATE:  JANUARY 2, 1997


INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT


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ISSUED BY:                                MAILING ADDRESS:

Security Benefit                          T. Rowe Price Variable
Life Insurance Company                    Annuity Service Center
700 SW Harrison Street                    PO Box 750440
Topeka, Kansas 66636-0001                 Topeka, Kansas 66675-0440
1-800-888-2461                            1-800-469-6587



This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price Variable Annuity dated January 2, 1997. A copy of the Prospectus may be obtained from the
T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750440, Topeka, Kansas 66675-0440.

                       Statement of Additional Information


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                                    CONTENTS


         1        General Information and History
         1        Distribution of the Contract
         1        Limits on Premiums Paid Under Tax-Qualified Retirement Plans
         2        Independent Auditors
         2        Performance Information
         4        Financial Statements

                       Statement of Additional Information


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                         GENERAL INFORMATION AND HISTORY


For a description of the Individual Flexible Premium Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the T. Rowe Price Variable Annuity Account (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.


SAFEKEEPING OF ASSETS

The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.


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                          DISTRIBUTION OF THE CONTRACT

T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/dealer with the Security and Exchange Commission
("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contracts is continuous.

Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company.


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          LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 408


Premiums paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. An additional $2,000 may be contributed if the Owner has a spouse with little or no compensation for the year, provided distinct accounts are maintained for the Owner and his or her spouse, and no more than $2,000 is contributed to either account in any one year. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participates in another employer-sponsored retirement plan.


Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant

                       Statement of Additional Information



in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits. Salary reduction simplified employee pensions
("SARSEPs") have been repealed; however, the SARSEPs established prior to January 1, 1997 may continue to receive contributions.



--------------------------------------------------------------------------------

                              INDEPENDENT AUDITORS


Ernst & Young LLP, independent accountants, perform certain accounting and auditing services for the Company and the Separate Account. The financial statements for the Company at December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, and the financial statements of the Separate Account at December 31, 1995 and for the period from May 1, 1995 to December 31, 1995, included in this Statement of Additional Information have been audited by Ernst & Young LLP, as set forth in their reports thereon appearing herein. The financial statements for the Separate Account at September 30, 1996 and for the period January 1, 1996 to September 30, 1996, also included in this statement of Additional Information, have not been audited.



--------------------------------------------------------------------------------

                             PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.


Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

     Effective Yield  =  [ (  Base Period Return  +  1  )  365/7  ]  -  1

A yield calculation is not yet available for the Prime Reserve Subaccount as it did not begin operations until January 2, 1997.

Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                       Statement of Additional Information


YIELD  =  2  [ ( a - b + 1)6 - 1]
                  cd

where a = net investment income earned during the period by the Portfolio attributable to shares owned by the Subaccount,

      b = expenses accrued for the period (net of any reimbursements),

      c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

      d = the maximum offering price per Accumulation Unit on the last day of the period.


For the 30-day period ended September 30, 1996, the yield of the Limited-Term Bond Subaccount was 5.49%


Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula:
P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.


For the one year period ended September 30, 1996, the average annual total return of New America Growth Subaccount, International Stock Subaccount, Equity Income Subaccount, Personal Strategy Balanced Subaccount, and Limited-Term Bond Subaccount was 23.64%, 11.81%, 19.55%, 13.35%, and 3.28%, respectively. For the period of April 1, 1995 (date of inception) to September 30, 1996, the average annual total return of New America Growth Subaccount, International Stock Subaccount, Equity Income Subaccount, Personal Strategy Balanced Subaccount, and Limited-Term Bond Subaccount was 34.70%, 14.22%, 23.33%, 17.50%, and 4.61%,
respectively. Total return information is not yet available for the Mid-Cap Growth Subaccount as it did not begin operations until January 2, 1997.

Although the Contract was not available for purchase until April 1, 1995, certain of the Portfolios underlying the Contract were in existence prior to that date. Performance information for the Contract may include quotations of average annual total return and total return for periods, beginning prior to the availability of the Contract, that incorporate the performance of the Portfolios.


Performance  information  for a  Subaccount  may be  compared,  in  reports  and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE

                       Statement of Additional Information


Index, or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts, mutual funds, or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by Morningstar, Inc., a widely used independent research firm which rates mutual funds and variable annuities by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including:
(i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts, insurance products funds, or other investment products tracked by Lipper Analytical Services, Morningstar, Inc., or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.


--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS


The financial statements of the Company at December 31, 1995 and 1994, and for each of the three years in the period ended December 31, 1995, and the financial statements of the Separate Account at September 30, 1996 and December 31, 1995 and for the periods from January 1, 1996 to September 30, 1996 and from May 1, 1995 to December 31, 1995, are set forth herein, starting on page 6.


The financial statements of the Company, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                              FINANCIAL STATEMENTS



--------------------------------------------------------------------------------

                                    CONTENTS


Unaudited Financial Statements - Separate Account

 6    Balance Sheet

 7    Statement of Operations and Changes in Net Assets


Audited Financial Statements - Separate Account

 8    Report of Independent Auditors - Separate Account

 9    Balance Sheet

10    Statement of Operations and Changes in Net Assets

11    Notes to Financial Statements

================================================================================
T. ROWE PRICE VARIABLE ANNUITY
--------------------------------------------------------------------------------
Balance Sheet (Unaudited)
--------------------------------------------------------------------------------
                                                            September 30, 1996
--------------------------------------------------------------------------------
Assets
Investments:
   T. Rowe Price Portfolios:
      New America Growth Portfolio -- 1,270,882
         shares at net asset value of $17.38 per
         share (cost, $20,385,000)                                 $22,090,000

      International Stock Portfolio -- 997,378
         shares at net asset value of $12.23 per
         share (cost, $11,713,000)                                  12,198,000

      Equity Income Portfolio -- 1,476,252 shares
         at net asset value of $14.37 per share
         (cost, $20,212,000)                                        21,214,000

      Personal Strategy Balanced Portfolio -- 496,990
         shares at net asset value of $12.97
         per share (cost, $6,257,000)                                6,446,000

      Limited-Term Bond Portfolio -- 793,614 shares
         at net asset value of $4.89 per share
         (cost, $3,887,000)                                          3,881,000
--------------------------------------------------------------------------------
Total assets                                                       $65,829,000
================================================================================

Net Assets
   Net assets are represented by:

                                            Number        Unit
                                           of Units       Value
--------------------------------------------------------------------------------
   New America Growth Subaccount:
      Accumulation units                  1,412,593      $15.64     $22,090,000

   International Stock Subaccount:
      Accumulation units                    998,823       12.21      12,198,000

   Equity Income Subaccount:
      Accumulation units                  1,548,203       13.70      21,214,000

   Personal Strategy Balanced Subaccount:
      Accumulation units                    506,031       12.74       6,446,000

   Limited-Term Bond Subaccount:
      Accumulation units                    362,743       10.70       3,881,000
--------------------------------------------------------------------------------
Total net assets                                                    $65,829,000
================================================================================

================================================================================
T. ROWE PRICE VARIABLE ANNUITY
--------------------------------------------------------------------------------
Statement of Operations and Changes in Net Assets (Unaudited)
--------------------------------------------------------------------------------
         Period from January 1, 1996 (inception) to September 30, 1996
--------------------------------------------------------------------------------
                         New        Inter-                 Personal    Limited-
                       America     national    Equity      Strategy     Term
                       Growth       Stock      Income      Balanced     Bond
                      Subaccount  Subaccount  Subaccount  Subaccount  Subaccount
--------------------------------------------------------------------------------
Dividend distributions  $8,000     $20,000     $337,000    $121,000    $99,000

Expenses:
   Mortality and
     expense risk
     fee               (56,000)    (30,000)     (53,000)    (19,000)    (8,000)
--------------------------------------------------------------------------------
Net investment
   income (loss)       (48,000)    (10,000)     284,000     102,000     91,000

Capital gains
   distributions       147,000       9,000        5,000      16,000          0

Realized gain (loss)
   on investments      293,000     110,000      220,000      54,000    (36,000)

Unrealized
   appreciation
   on investments    1,522,000     408,000      825,000     148,000    (13,000)
--------------------------------------------------------------------------------
Net realized and
   unrealized gain
   on investments    1,962,000     527,000    1,050,000     218,000    (49,000)
--------------------------------------------------------------------------------
Net increase in
   net assets
   resulting
   from operations   1,914,000     517,000    1,334,000     320,000     42,000

Net assets
   at beginning
   of period         4,474,000   2,444,000    4,522,000   1,765,000    925,000

Variable annuity
   deposits         17,692,000  10,222,000   16,642,000   5,169,000  4,214,000

Terminations
   and withdrawals  (1,990,000)   (985,000)  (1,284,000)   (808,000) (1,300,000)
--------------------------------------------------------------------------------
Net assets
   at end
   of period       $22,090,000 $12,198,000  $21,214,000  $6,446,000  $3,881,000
================================================================================

--------------------------------------------------------------------------------

                         REPORT OF INDEPENDENT AUDITORS

The Contract Owners of T. Rowe Price Variable Annuity and
The Board of Directors of Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of T. Rowe Price Variable Annuity (the Company) as of December 31, 1995, and the related statement of operations and changes in net assets for the period from May 1, 1995 (inception) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T. Rowe Price Variable Annuity at December 31, 1995, and the results of its operations and changes in its net assets for the period from May 1, 1995 (inception) to December 31, 1995, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
February 2, 1996

================================================================================
T. ROWE PRICE VARIABLE ANNUITY
--------------------------------------------------------------------------------

Balance Sheet

--------------------------------------------------------------------------------
                                                              December 31, 1995
                                                          (DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------
Assets
Investments:
  T. Rowe Price Portfolios:
    New America Growth Portfolio - 293,778 shares at net
      asset value of $15.23 per share (cost, $4,294)                     $ 4,474

    International Stock Portfolio - 217,083 shares at net
      asset value of $11.26 per share (cost, $2,367)                       2,444

    Equity Income Portfolio - 342,348 shares at net
      asset value of $13.21 per share (cost, $4,346)                       4,522

    Personal Strategy Balanced Portfolio - 141,994 shares
      at net asset value of $12.43 per share (cost, $1,724)                1,765

    Limited-Term Bond Portfolio - 182,590 shares at net
      asset value of $5.06 per share (cost, $917)                            924

Actuarial risk fees receivable                                                 1
--------------------------------------------------------------------------------
Total assets                                                             $14,130
================================================================================

NET ASSETS
Net assets are represented by (NOTE 3):
                                               NUMBER       UNIT
                                              OF UNITS      VALUE
--------------------------------------------------------------------------------
  New America Growth Subaccount:
    Accumulation units                        333,934       $13.40       $ 4,474

  International Stock Subaccount:
    Accumulation units                        218,427        11.19         2,444

  Equity Income Subaccount:
    Accumulation units                        365,712        12.37         4,522

  Personal Strategy Balanced Subaccount:
    Accumulation units                        148,349        11.90         1,765

  Limited-Term Bond Subaccount:
    Accumulation units                         86,891        10.64           925
--------------------------------------------------------------------------------
Total net assets                                                         $14,130
================================================================================

SEE ACCOMPANYING NOTES.

================================================================================
T. ROWE PRICE VARIABLE ANNUITY
--------------------------------------------------------------------------------
Statement of Operations and Changes in Net Assets
--------------------------------------------------------------------------------

                                            Period from May 1, 1995 (inception) to December 31, 1995
                                                                   (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
                                           NEW                                     PERSONAL
                                         AMERICA     INTERNATIONAL     EQUITY      STRATEGY     LIMITED-
                                          GROWTH         STOCK         INCOME      BALANCED    TERM BOND
                                        SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------
Dividend distributions                   $    -         $    -         $   44       $   16      $    8
Expenses (NOTE 2):
   Mortality and expense risk fee            (4)            (3)            (4)          (1)         (1)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                 (4)            (3)            40           15           7

Realized gain (loss) on
  investments                                48             (8)            41            7           1
Unrealized appreciation
  on investments                            180             77            176           41           7
---------------------------------------------------------------------------------------------------------
Net realized and unrealized
  gain on investments                       228             69            217           48           8
---------------------------------------------------------------------------------------------------------

Net increase in net assets
  resulting from operations                 224             66            257           63          15

Net assets at beginning of period             -               -              -            -           -

Variable annuity
  deposits (NOTES 2 AND 3)                4,279          2,410          4,348        1,714       1,182

Terminations and
  withdrawals (NOTES 2 AND 3)               (29)           (32)           (83)         (12)       (272)
---------------------------------------------------------------------------------------------------------
Net assets at end of period              $4,474         $2,444         $4,522       $1,765      $  925
=========================================================================================================

SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

T. Rowe Price Variable Annuity (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. All deposits received by the Account have been invested in one of the portfolios of either T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., or T. Rowe Price International Series, Inc., mutual funds not otherwise available to the public. As directed by the owners, amounts deposited are invested in shares of New America Growth Portfolio - emphasis on long-term capital growth through investments in common stocks of domestic companies, International Stock Portfolio - emphasis on long-term capital growth through investments in common stocks of established foreign companies, Equity Income Portfolio - emphasis on substantial dividend income and capital appreciation by investing primarily in dividend-paying common stocks, Personal Strategy Balanced Portfolio - emphasis on both capital appreciation and income, and Limited-Term Bond Portfolio - emphasis on income with moderate price fluctuation by investing in short- and intermediate-term securities.

Under the terms of the investment advisory contracts, portfolio investments of the mutual fund are made by T. Rowe Price Associates, Inc. for each portfolio except the T. Rowe Price International Stock Portfolio, which is advised by Rowe Price-Fleming International, Inc., an affiliate of T. Rowe Price Associates, Inc.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

The cost of investments purchased and proceeds from investments sold during the period from May 1, 1995 (inception) to December 31,1995 were as follows:

================================================================================
                                                  COST OF       PROCEEDS
                                                 PURCHASES     FROM SALES
                                                      (IN THOUSANDS)
--------------------------------------------------------------------------------
       New America Growth Portfolio               $4,685          $439
       International Stock Portfolio               2,698           323
       Equity Income Portfolio                     4,967           662
       Personal Strategy Balanced Portfolio        1,952           235
       Limited-Term Bond Portfolio                 1,237           321
================================================================================

ANNUITY RESERVES

As of December 31, 1995, annuity reserves have not been established because there are no contracts which have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.  VARIABLE ANNUITY CONTRACT CHARGES

Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of .55% of the average daily net assets of each account.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law, either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

3.  SUMMARY OF UNIT TRANSACTIONS

Unit transactions during the period from May 1, 1995 (inception) to December 31, 1995, were as follows (IN THOUSANDS):

================================================================================
  New America Growth Subaccount:
      Variable annuity deposits                             $336
      Terminations and withdrawals                             2
  International Stock Subaccount:
      Variable annuity deposits                              221
      Terminations and withdrawals                             3
  Equity Income Subaccount:
      Variable annuity deposits                              373
      Terminations and withdrawals                             7
  Personal Strategy Balanced Subaccount:
      Variable annuity deposits                              149
      Terminations and withdrawals                             1
  Limited-Term Bond Subaccount:
      Variable annuity deposits                              113
      Terminations and withdrawals                            26
================================================================================

FINANCIAL STATEMENTS

SECURITY BENEFIT LIFE INSURANCE COMPANY
YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993
WITH REPORT OF INDEPENDENT AUDITORS



--------------------------------------------------------------------------------


CONTENTS


14       Report of Independent Auditors - Company

Audited Financial Statements - Company
15       Balance Sheets
17       Statements of Operation
18       Statements of Surplus
19       Statements of Cash Flows
20       Notes to Financial Statements

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying balance sheets of Security Benefit Life Insurance Company (the Company) as of December 31, 1995 and 1994, and the related statements of operations, surplus and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Security Benefit Life Insurance Company at December 31, 1995 and 1994, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles and with reporting practices prescribed or permitted by the Kansas Insurance Department.



                                                              ERNST & YOUNG LLP



Kansas City, Missouri
February 2, 1996

================================================================================
SECURITY BENEFIT LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Balance Sheets
--------------------------------------------------------------------------------
                                                            December 31
                                                        1995           1994
                                                           (IN THOUSANDS)
--------------------------------------------------------------------------------
Assets
Investments (NOTES 2 AND 5):
     Fixed maturities, at amortized cost (fair value:
         1995 - $2,340,910; 1994 - $1,987,040)         $2,294,802    $2,160,550

     Equity securities:
         Preferred stock, at cost
              (fair value:  1995 - $4,490;
              1994 - $6,423)                                4,044         5,979

         Common stock, at fair value
              (cost:  1995 - $8,309;
              1994 - $2,509)                                8,346         3,071
--------------------------------------------------------------------------------
                                                           12,390         9,050

Affiliated entities                                        29,590        21,028

Mortgage loans                                             70,777        90,509

Real estate, less accumulated depreciation
     (1995 - $10,864; 1994 - $10,821):
         Home office properties                            10,027         9,953
         Investment properties                             11,591        14,576
--------------------------------------------------------------------------------
                                                           21,618        24,529

     Policy loans                                         100,452        92,130
     Short-term investments                                   992        50,406
     Other invested assets                                 40,309        27,402
--------------------------------------------------------------------------------
Total investments                                       2,570,930     2,475,604

Cash and certificates of deposit                           12,059        10,820
Premiums deferred and uncollected                             856         9,101
Investment income due and accrued                          30,577        25,857
Other assets                                               16,894        14,088
Separate account assets (NOTE 3)                        2,065,306     1,517,627
--------------------------------------------------------------------------------
                                                       $4,696,622    $4,053,097
================================================================================

================================================================================
SECURITY BENEFIT LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Balance Sheets
--------------------------------------------------------------------------------
                                                            December 31
                                                        1995           1994
                                                           (IN THOUSANDS)
--------------------------------------------------------------------------------
Liabilities and surplus
Policy reserves (NOTE 6):
     Life                                            $337,289          $355,338
     Annuity                                        2,006,799         1,963,066
     Accident and health                                1,067             1,204
     Policy proceeds left at interest                  17,849            19,600
--------------------------------------------------------------------------------
                                                    2,363,004         2,339,208

Policy and contract claims                              9,602             8,058
Other policyholders' funds:
     Dividend accumulations                            19,525            19,697
     Dividends payable in subsequent year               2,604             2,787
     Premium deposit funds and other                    1,331             2,446
--------------------------------------------------------------------------------
                                                       23,460            24,930

Other liabilities, including income taxes of
     $9,851 in 1995 and $3,111 in 1994                 19,275            17,762
Net transfers due from separate accounts (NOTE 3)     (38,615)          (40,034)
Asset valuation reserve                                33,478            27,834
Interest maintenance reserve                           13,443             6,986
Separate account liabilities (NOTE 3)               2,065,306         1,517,627
--------------------------------------------------------------------------------
Total liabilities                                   4,488,953         3,902,371

Commitments and contingencies (NOTES 6 AND 9)

Surplus:
     Contingency surplus                                  900               900
     Unassigned surplus                               206,769           149,826
--------------------------------------------------------------------------------
Total surplus                                         207,669           150,726
--------------------------------------------------------------------------------
                                                   $4,696,622        $4,053,097
================================================================================

SEE ACCOMPANYING NOTES.

================================================================================
SECURITY BENEFIT LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Statements of Operations
--------------------------------------------------------------------------------
                                                    Year ended December 31
                                                    1995       1994       1993
                                                        (IN THOUSANDS)
--------------------------------------------------------------------------------
Revenues:
     Annuity considerations and deposits           $484,907  $530,530  $467,396
     Individual life premiums (NOTE 6)              (15,177)   49,837    59,373
     Group life and health premiums                  18,936    18,435    15,632
     Reinsurance premiums                               694       944       988
     Amortization of interest maintenance reserve     1,394     1,077       804
     Net investment income (NOTE 2)                 185,605   173,391   172,879
     Other income                                    32,722    27,972    26,431
--------------------------------------------------------------------------------
Total revenues                                      709,081   802,186   743,503

Benefits and expenses:
     Death benefits                                  32,164    29,368    34,990
     Annuity benefits                                36,902    36,587    41,743
     Accident and health and disability benefits      2,053     2,177     2,912
     Surrender benefits                             352,206   275,283   229,554
     Increase in reserves and funds for
       all policies                                 164,517   333,749   319,457
     Other benefits                                  13,811    12,126    13,407
     Commissions                                     34,979    39,059    41,116
     Other insurance operating expenses              32,699    31,994    29,226
--------------------------------------------------------------------------------
Total benefits and expenses                         669,331   760,343   712,405

Gain from operations before dividends to
     policyholders, federal income taxes and net
     realized losses                                 39,750    41,843    31,098
Dividends to policyholders                            2,391     2,689     2,725
--------------------------------------------------------------------------------
Gain from operations before federal income
     taxes and net realized losses                   37,359    39,154    28,373
Federal income taxes (NOTE 7)                         7,520    10,678     4,569
--------------------------------------------------------------------------------
Gain from operations before net realized losses      29,839    28,476    23,804
Net realized losses (NOTE 2)                         (1,083)   (1,122)   (3,280)
--------------------------------------------------------------------------------
Net income                                          $28,756   $27,354   $20,524
================================================================================


SEE ACCOMPANYING NOTES.

================================================================================
SECURITY BENEFIT LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Statements of Surplus
--------------------------------------------------------------------------------
                                                    Year ended December 31
                                                    1995       1994       1993
                                                        (IN THOUSANDS)
--------------------------------------------------------------------------------
Balance at beginning of year                       $150,726  $128,785  $106,000

Add (deduct):
     Net income                                      28,756    27,354    20,524
     Increase in asset valuation                     (5,644)   (2,958)   (4,854)
     Unrealized gain on investments                   2,571       546     6,027
     Reinsurance transaction, net of tax (NOTE 6)    33,270        --        --
     Other                                           (2,010)   (3,001)    1,088
--------------------------------------------------------------------------------
                                                     56,943    21,941    22,785
--------------------------------------------------------------------------------
Balance at end of year                             $207,669  $150,726  $128,785
================================================================================


SEE ACCOMPANYING NOTES.

================================================================================
SECURITY BENEFIT LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
Statements of Cash Flows
--------------------------------------------------------------------------------
                                                    Year ended December 31
                                                    1995       1994       1993
                                                        (IN THOUSANDS)
--------------------------------------------------------------------------------
Operating activities
Net income                                          $28,756   $27,354   $20,524
Adjustments to reconcile net income to
     net cash provided by operating activities:
         Increase in investment income due and
              accrued                                (4,720)     (577)   (4,147)
         Increase in policy reserves                 23,796   163,700   138,931
         Accretion of discount on investments        (3,400)   (3,580)   (5,135)
         Amortization of premium on investments       9,725    15,623    16,440
         Reinsurance transaction, net of tax         33,270        --        --
         Other                                        8,399     1,529   (16,820)
--------------------------------------------------------------------------------
Net cash provided by operating activities            95,826   204,049   149,793

Investing activities
Investments sold or matured:
     Fixed maturities                               566,887   460,070 1,251,398
     Equity securities                               10,242     3,830     2,103
     Mortgage loans                                  22,953    20,432    16,969
     Real estate                                      3,173     2,782     1,293
     Short-term investments                         229,871   834,082 2,416,685
     Other invested assets                           22,053     3,602     2,458
--------------------------------------------------------------------------------
                                                    855,179 1,324,798 3,690,906

Acquisition of investments:
     Fixed maturities                               706,581   606,368 1,403,541
     Equity securities                               19,500     4,627       741
     Mortgage loans                                   2,939    33,516    12,021
     Real estate                                      1,511       554       448
     Short-term investments                         180,259   854,833 2,426,336
     Other invested assets                           30,654    17,036       875
--------------------------------------------------------------------------------
                                                    941,444 1,516,934 3,843,962

Net increase in policy loans                         (8,322)   (5,579)   (2,212)
--------------------------------------------------------------------------------
Net cash used in investing activities               (94,587) (197,715) (155,268)

Increase (decrease) in cash and certificates
     of deposit                                       1,239     6,334    (5,475)
Cash and certificates of deposit at beginning
     of year                                         10,820     4,486     9,961
--------------------------------------------------------------------------------
Cash and certificates of deposit at end of year     $12,059   $10,820    $4,486
================================================================================
Supplemental disclosures of cash flow information
Cash paid for federal income taxes                   $9,055    $8,851    $6,284
================================================================================
Supplemental schedule of noncash
investing and financing activities
Conversion of mortgage loans to real estate owned       $--    $2,350      $673
================================================================================


SEE ACCOMPANYING NOTES.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1995

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Security Benefit Life Insurance Company (the Company) is a Kansas-domiciled mutual life insurance company licensed to sell insurance products in 49 states. The Company offers a diversified portfolio of individual and group annuities, ordinary life, and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

BASIS OF PRESENTATION

The financial statements have been prepared on the basis of accounting practices prescribed or permitted by the National Association of Insurance Commissioners
(NAIC) and the Kansas Insurance Department. "Prescribed" statutory accounting practices include state laws, regulations and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The NAIC is currently in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory financial statements. Statutory accounting practices presently are regarded as generally accepted accounting principles for mutual life insurance companies.

In April 1993, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." Under this Interpretation, financial statements of mutual life insurance companies prepared on the basis of statutory accounting principles no longer will be considered to be prepared in conformity with generally accepted accounting principles. In January 1995, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and the American Institute of Certified Public Accountants issued its Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises," which define generally accepted accounting principles for mutual life insurance enterprises. Interpretation No. 40, SFAS No. 120 and Statement of Position No. 95-1 are concurrently effective for fiscal years beginning after December 15, 1995.

The Company has not yet determined whether it will continue to file statutory financial statements with the Securities and Exchange Commission as currently permitted by Regulation S-X, Rule 7-02(b) or file financial statements prepared in accordance with all applicable authoritative accounting pronouncements that define generally accepted accounting principles for all enterprises. The Company has assessed the impact of FASB Interpretation No. 40, SFAS No. 120 and Statement of Position No. 95-1, and estimates the adoption will result in an increase to surplus of approximately $100 million.

INVESTMENTS

Investments are valued as prescribed by the NAIC.

Fixed Maturities are reported at cost, adjusted for amortization of discount or premium using the effective interest method. For mortgage-backed fixed maturities, anticipated prepayments are considered using market consensus prepayment speeds when determining the amortization of discount or premium. Adjustments to discount or premium resulting when actual prepayments differ substantially from estimates are determined using the retrospective method. Preferred stocks in good standing are carried at cost. Bonds and preferred stocks not in good standing are carried at market value. Common stocks are valued at market except investments in stocks of unconsolidated subsidiaries, which are carried at cost adjusted to reflect subsequent operating results. Home office property (including the portion reported as investment real estate) is reported at 1989 appraised value less accumulated depreciation as permitted by the Kansas Insurance Department. Investment real estate or property acquired in satisfaction of debt is reported at the lower of depreciated cost, less encumbrances, or estimated market value. Other investments are reported on the equity basis. Policy loans are stated at the aggregate unpaid balance. Mortgage loans on real estate are carried at the aggregate unpaid balance adjusted for any unamortized discount or premium.

The Asset Valuation Reserve (AVR) is computed in accordance with the formula prescribed by the NAIC and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus.

Realized gains and losses are determined on a specific identification basis and are reported in income net of related federal income tax. Under a formula prescribed by the NAIC, the Company reports an Interest Maintenance Reserve
(IMR) that represents the net accumulated unamortized realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains or losses are amortized into income on a straight-line basis over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

The investment in Security Benefit Group, Inc. (SBG), a wholly-owned subsidiary, is reported on an equity basis, as permitted by the Kansas Insurance Department. Changes in SBG's equity are reflected as unrealized gains (losses) on investments and are accounted for through surplus and investment reserves as described above. Dividends received from SBG are recorded as investment income when received.

RESERVES FOR LIFE AND ANNUITY POLICIES

The reserves for life and annuity policies are developed by actuarial methods, and the life reserves are established and maintained on the basis of published mortality tables. Life and annuity reserves are computed using assumed interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than the minimum valuation required by law and greater than the guaranteed policy cash values.

For life policies, the 1941, 1958 and 1980 CSO mortality tables have been used principally, and interest assumptions range from 2% to 5 1/2%. For annuity contracts, the PAT, 1971 IAM, 1983a, and 1980 CSO mortality tables have been used principally, and interest assumptions range from 2 1/2% to 11 1/2%.

RECOGNITION OF PREMIUM REVENUES AND ACQUISITION COSTS

For life and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

CASH AND CERTIFICATES OF DEPOSITS, SHORT-TERM INVESTMENTS: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

INVESTMENT SECURITIES: The fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses, using interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

USE OF ESTIMATES

The preparation of the financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain amounts in the 1994 and 1993 financial statements have been reclassified to conform to the 1995 presentation.

2.  INVESTMENTS

Information as to the amortized cost, gross unrealized gains and losses and fair values of the Company's portfolio of fixed maturities at December 31, 1995 and 1994 is as follows:

================================================================================
DECEMBER 31, 1995
--------------------------------------------------------------------------------
                                                   Gross      Gross
                                     Amortized   Unrealized Unrealized   Fair
                                       Cost        Gains      Losses     Value
--------------------------------------------------------------------------------
                                                     (IN THOUSANDS)
--------------------------------------------------------------------------------
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies              $1,192      $206       $--      $1,398
Obligations of states and political
  subdivisions                           90,353     1,725       140      91,938
Corporate securities                  1,044,051    36,090    13,189   1,066,952
Mortgage-backed securities            1,159,206    23,299     1,883   1,180,622
--------------------------------------------------------------------------------
Totals                               $2,294,802   $61,320   $15,212  $2,340,910
================================================================================


================================================================================
DECEMBER 31, 1994
--------------------------------------------------------------------------------
                                                   Gross      Gross
                                     Amortized   Unrealized Unrealized   Fair
                                       Cost        Gains      Losses     Value
--------------------------------------------------------------------------------
                                                     (IN THOUSANDS)
--------------------------------------------------------------------------------
U.S. Treasury securities and
  obligations of U.S. government
  corporations and agencies             $10,490       $55      $622      $9,923
Obligations of states and political
  subdivisions                           21,147        --     2,615      18,532
Corporate securities                    773,714     1,809    64,494     711,029
Mortgage-backed securities            1,355,199       200   107,843   1,247,556
--------------------------------------------------------------------------------
Totals                               $2,160,550    $2,064  $175,574  $1,987,040
================================================================================

The amortized cost and fair value of debt securities at December 31, 1995, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

================================================================================
                                                  Amortized            Fair
                                                    Cost               Value
--------------------------------------------------------------------------------
                                                        (IN THOUSANDS)
--------------------------------------------------------------------------------
Due in one year or less                               $12,575          $12,716
Due after one year through five years                 239,718          244,165
Due after five years through 10 years                 292,943          301,247
Due after 10 years                                    590,360          602,160
--------------------------------------------------------------------------------
                                                    1,135,596        1,160,288

Mortgage-backed securities                          1,159,206        1,180,622
--------------------------------------------------------------------------------
                                                   $2,294,802       $2,340,910
================================================================================


The cost and the fair values of the Company's equity securities at December 31, 1995 and 1994 are as follows:

================================================================================
DECEMBER 31, 1995
--------------------------------------------------------------------------------
                                                   Gross      Gross
                                                 Unrealized Unrealized   Fair
                                       Cost        Gains      Losses     Value
--------------------------------------------------------------------------------
                                                     (IN THOUSANDS)
--------------------------------------------------------------------------------
Preferred stock                         $4,044      $446        $--      $4,490
--------------------------------------------------------------------------------
Common stock                             8,309       123         86       8,346
--------------------------------------------------------------------------------
                                       $12,353      $569        $86     $12,836
================================================================================


================================================================================
DECEMBER 31, 1994
--------------------------------------------------------------------------------
                                                   Gross      Gross
                                                 Unrealized Unrealized   Fair
                                       Cost        Gains      Losses     Value
--------------------------------------------------------------------------------
                                                     (IN THOUSANDS)
--------------------------------------------------------------------------------
Preferred stock                         $5,979      $568       $124      $6,423
--------------------------------------------------------------------------------
Common stock                             2,509       599         37       3,071
--------------------------------------------------------------------------------
                                        $8,488    $1,167       $161      $9,494
================================================================================

Proceeds from sales of fixed maturities and related realized gains and losses, including valuation adjustments, are as follows:

================================================================================
                                                     1995      1994      1993
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
Proceeds from sales                              $293,864  $119,773  $891,044
--------------------------------------------------------------------------------
Gross realized gains                                4,294     4,966    35,955
--------------------------------------------------------------------------------
Gross realized losses                               2,971     4,813    21,375
================================================================================


The composition of the Company's portfolio of fixed maturity securities by quality rating at December 31, 1995 is as follows:


================================================================================
QUALITY RATING                                         AMOUNT            %
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
AAA                                                  $1,248,468        54.4%
--------------------------------------------------------------------------------
AA                                                      119,533         5.2
--------------------------------------------------------------------------------
A                                                       314,283        13.7
--------------------------------------------------------------------------------
BBB                                                     431,147        18.8
--------------------------------------------------------------------------------
Noninvestment grade                                     181,371         7.9
--------------------------------------------------------------------------------
                                                     $2,294,802       100.0%
================================================================================


The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 26 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1995 being in the states of Kansas (36%) and Texas (13%).

Major categories of net investment income are summarized as follows:

================================================================================
                                                     1995      1994      1993
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
Interest on fixed maturities                     $165,742  $151,688  $150,930
Interest on mortgage loans                          7,656     7,552     7,835
Real estate income                                  3,524     3,563     3,451
Interest on policy loans                            5,934     5,446     5,174
Dividends from subsidiary (NOTE 5)                  4,200     5,200     8,300
Other                                               4,749     5,857     2,705
--------------------------------------------------------------------------------
Total investment income                           191,805   179,306   178,395

Investment expenses                                 6,200     5,915     5,516
--------------------------------------------------------------------------------
Net investment income                            $185,605  $173,391  $172,879
================================================================================

The Company did not hold any investments that individually exceeded 10% of surplus at December 31, 1995 except for securities guaranteed by the U.S. government or an agency of the U.S. government.

Net realized losses consist of the following:

================================================================================
                                                     1995      1994      1993
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
Fixed maturities                                   $1,323       $153  $14,580
Equity securities                                     607        (62)  (5,179)
Other                                                 566     (2,401)  (1,934)
--------------------------------------------------------------------------------
Total realized gains (losses)                       2,496     (2,310)   7,467

Income tax expense (benefit)                       (4,272)    (3,593)   1,937
--------------------------------------------------------------------------------
                                                    6,768      1,283    5,530

Transferred to interest maintenance
  reserve, net of tax                               7,851     (2,405)  (8,810)
--------------------------------------------------------------------------------
                                                  $(1,083)   $(1,122) $(3,280)
================================================================================


The Company's principal objective in holding derivatives for purposes other than trading is asset-liability management. The operations of the Company are subject to risk of interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and interest-bearing liabilities that mature in specified periods. The principal objective of the Company's asset-liability management activities is to provide maximum levels of net interest income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. To achieve that objective, the Company uses financial futures instruments and interest rate exchange agreements. Financial futures contracts are commitments to either purchase or sell a financial instrument at a specific future date for a specified price and may be settled in cash or through delivery of the financial instrument. Interest rate exchange agreements generally involve the exchange of fixed and floating rate interest payments, without an exchange of the underlying principal.

If a financial futures contract that is used to manage interest rate risk is terminated early or results in a single payment based on the change in value of an underlying asset, any resulting gain or loss is deferred and amortized as an adjustment to yield of the designated asset over its remaining life. Deferred losses totaling $3.9 million and deferred gains totaling $1.8 million at December 31, 1995 and 1994, respectively, resulting from terminated and expired futures contracts are included in fixed maturities and will be amortized as an adjustment to interest income. The notional amount of outstanding agreements to sell securities was $79 million and $51 million at December 31, 1995 and 1994, respectively.

For interest rate exchange agreements, the differential of interest to be paid or received is accrued as interest rates change and recognized as an adjustment to interest income. The related amount payable to or receivable from counterparties is included in investment income due and accrued. These amounts were insignificant to the Company. There were no closed or terminated agreements during 1995 or 1994. The fair values of the interest rate exchange agreements are not recognized in the financial statements. The notional amount of outstanding agreements was $50 million at December 31, 1995. Also, as of December 31, 1995, these agreements have maturities ranging from March 1997 to June 2005. Under these agreements, the Company receives variable rates based on the one- and three-month LIBOR and pays fixed rates ranging from 6.430% to 7.215%.

3.  SEPARATE ACCOUNT TRANSACTIONS

The separate accounts are established in conformity with Kansas Insurance Laws and are not chargeable with liabilities that arise from any other business of the Company. Premiums designated for investment in the separate accounts are included in income with corresponding liability increases included in benefits. Separate account surplus created through the use of Commissioners' Annuity Reserve Valuation Method is reported as an unsettled transfer from the separate account to the general account. Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings held primarily for the benefit of contract holders, are shown as separate captions in the balance sheet. Assets held in the separate accounts are carried at quoted market values, or where quoted market values are not available, at fair market value as determined by the fund investment managers. Security Management Company, a wholly-owned subsidiary of SBG, serves as the investment manager for the SBL fund separate account assets. T. Rowe Price separate account assets are managed by T. Rowe Price Associates, Inc. (or an affiliated company) and the Parkstone separate account assets are managed by First of America Investment Corporation. The Company receives administrative and risk fees relating to amounts invested in the separate accounts.

The  statement  of   operations   includes  the   following   separate   account
transactions, which have no effect on net income:

================================================================================
                                                     1995      1994      1993
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
Annuity considerations and deposits              $275,257  $256,061  $235,624
--------------------------------------------------------------------------------
Benefits:
  Benefits and other charges                     $127,205   $83,933   $52,283
  Net transfers to separate accounts              148,052   172,128   183,341
--------------------------------------------------------------------------------
                                                 $275,257  $256,061  $235,624
================================================================================


4.  EMPLOYEE BENEFIT PLANS

Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's average compensation during the last five years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law.

The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions." Pension cost for the year is allocated to each sponsoring company based on the ratio of salary costs for each company to total salary cost. Pension cost allocated to the Company for 1995, 1994 and 1993 was $151,000, $218,000, and $139,000, respectively.

Separate information disaggregated by sponsoring employer company is not available on the components of the net pension cost or on the funded status of the plan. Pension cost for the total plan for 1995, 1994 and 1993 is summarized as follows:

================================================================================
                                                     1995      1994      1993
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
Service cost                                        $528       $679      $571
Interest cost                                        508        535       483
Actual return on plan assets                      (1,568)       310      (966)
Net amortization and deferral                        900       (949)      277
--------------------------------------------------------------------------------
Net pension cost                                    $368       $575      $365
================================================================================


The funded status of the total plan as of December 31, 1995 and 1994 was as follows:

================================================================================
                                                            DECEMBER 31
                                                       1995              1994
--------------------------------------------------------------------------------
                                                           (IN THOUSANDS)
--------------------------------------------------------------------------------
Actuarial present value of benefit obligations:
  Vested benefit obligation                         $(5,243)          $(4,589)
  Non-vested benefit obligation                        (165)             (157)
--------------------------------------------------------------------------------
  Accumulated benefit obligation                     (5,408)           (4,746)

  Excess of projected benefit obligation over
    accumulated benefit obligation                   (2,865)           (2,405)
--------------------------------------------------------------------------------
  Projected benefit obligation                       (8,273)           (7,151)
Plan assets at fair market value                      8,342             6,514
--------------------------------------------------------------------------------
Plan assets greater than (less than) projected
  benefit obligation                                     69              (637)

Unrecognized net loss                                 1,560             1,971
Unrecognized prior service cost                         758               815
Unrecognized net asset established at the date
  of initial application                             (2,025)           (2,209)
--------------------------------------------------------------------------------
Net prepaid (accrued) pension expense                  $362              $(60)
================================================================================

Assumptions were as follows:

================================================================================
                                                     1995      1994      1993
--------------------------------------------------------------------------------
Weighted average discount rate                       7.5%      8.5%      7.5%
--------------------------------------------------------------------------------
Weighted average compensation rate for
  participants age 45 and older                      4.5       4.5       4.5
--------------------------------------------------------------------------------
Weighted average expected long-term
  return on plan assets                              9.0       9.0       9.0
================================================================================


Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1995. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

In addition to the Company's defined benefit pension plan, the Company and certain of its affiliates provide certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features, such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company and its affiliates' portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

The Company records net periodic cost for non-pension postretirement benefits in accordance with the provisions of SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." The net periodic cost is allocated among the Company and its affiliates based on the number of eligible employees. The net periodic cost allocated to the Company was $198,000, $171,000 and $166,000 for 1995, 1994 and 1993, respectively.

Separate information disaggregated by sponsoring employer company is not available on the components of the net retiree medical care and life insurance costs or on the funded status of the plan. Retiree medical care and life insurance costs for the total plan for 1995, 1994 and 1993 are summarized as follows:

================================================================================
                                                     1995      1994      1993
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
Service cost                                        $151       $116      $118
Interest cost                                        305        275       233
--------------------------------------------------------------------------------
                                                    $456       $391      $351
================================================================================

The funded status of the total plan as of December 31, 1995 and 1994 was as follows:

================================================================================
                                                            DECEMBER 31
                                                       1995              1994
--------------------------------------------------------------------------------
                                                           (IN THOUSANDS)
--------------------------------------------------------------------------------
Accumulated postretirement benefit obligation:
  Retirees                                          $(2,514)          $(2,418)
Active participants:
  Retirement eligible                                  (632)             (620)
  Others                                             (1,035)             (706)
--------------------------------------------------------------------------------
                                                     (4,181)           (3,744)

Unrecognized net (gain) loss                             67               (30)
--------------------------------------------------------------------------------
Accrued postretirement benefit cost                 $(4,114)          $(3,774)
================================================================================


The annual assumed rate of increase in the per capita cost of covered benefits is 11% for 1995 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1995 by $233,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1995 by $60,000.

The discount rate used in determining the accumulated postretirement benefit obligation was 7.5%, 8.5% and 7.5% at December 31, 1995, 1994 and 1993,
respectively.

The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $721,000, $371,000 and $463,000 for 1995 1994 and 1993, respectively.

5.  RELATED-PARTY TRANSACTIONS

SBG provides certain management and administrative services to the Company. During 1995, 1994 and 1993, the Company incurred $18,654,000, $16,852,000 and
$14,729,000, respectively, for such services. The Company leases certain office space to SBG for which annual rent income of $1,133,000 was recorded in 1995, 1994 and 1993. Additionally, in 1995, 1994 and 1993, the Company paid commissions of $2,546,000, $2,700,000, $2,985,000, respectively, to Security Distributors, Inc., a wholly-owned subsidiary of SBG.

Effective January 2, 1995, the Company acquired, pursuant to an assumption reinsurance agreement from Pioneer National Life Insurance Company (PNL), then a wholly-owned subsidiary of SBG, substantially all of PNL's life insurance business. Concurrent with the assumption reinsurance agreement, the Company entered into a 100% coinsurance agreement with PNL reinsuring the remaining business. The Company did not recognize any gain or loss on the above transactions. The Company received $2.9 million of assets as consideration for the liabilities assumed by the Company in the assumption reinsurance and coinsurance agreement. Assumed premiums and claims related to this business were not significant to the Company during 1995. PNL was subsequently merged with First Security Benefit Life Insurance and Annuity Company of New York (FSBL), a newly formed wholly-owned subsidiary of SBG.

During 1995, the Company purchased an SBG note for the principal amount of $17 million. The note is due May 24, 2000 and provides for semiannual interest payments at 7.35% per annum commencing on November 24, 1995. The note has been registered with the NAIC and is included in fixed maturities in the accompanying balance sheet. SBG used $12 million of the proceeds to purchase Company-issued annuity contracts for the purpose of funding new investment options within the Company's separate account. The account balance of these contracts totaled $13,005,000 at December 31, 1995. The remaining $5 million of proceeds were used to purchase shares in new mutual funds managed by Security Management Company, a wholly-owned subsidiary of SBG. The net asset value of these shares totaled $5,364,000 at December 31, 1995.

At December 31, 1995 and 1994, the Company's investment in SBG was $29,590,000 and $21,028,000, respectively. The Company recorded cash dividends of $4,200,000, $5,200,000 and $8,300,000 from SBG during 1995, 1994 and 1993, respectively.

Condensed financial information related to SBG is as follows:

================================================================================
BALANCE SHEETS:                                        1995              1994
--------------------------------------------------------------------------------
                                                           (IN THOUSANDS)
--------------------------------------------------------------------------------
Cash and investments                                $45,221           $19,456
Property and equipment                                8,138             8,736
Other assets                                          7,594             7,910
--------------------------------------------------------------------------------
                                                    $60,953           $36,102
================================================================================
Accounts payable and other liabilities              $14,363           $15,074
Note payable to parent                               17,000                --
Stockholder's equity                                 29,590            21,028
--------------------------------------------------------------------------------
                                                    $60,953           $36,102
================================================================================


================================================================================
STATEMENTS OF OPERATIONS:                            1994      1993      1992
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
Revenues:
  Management fees                                 $18,654   $16,852   $14,729
  Mutual fund fees                                 24,266    22,058    21,352
  Other                                             3,226     2,373     7,287
--------------------------------------------------------------------------------
                                                   46,146    41,283    43,368

General, administrative and other expenses         36,488    32,390    30,080
Income taxes                                        3,927     3,430     5,233
Cumulative effect of SFAS No. 106                      --        --     1,735
--------------------------------------------------------------------------------
Net income                                         $5,731    $5,463    $6,320
================================================================================

6.  REINSURANCE

The Company is involved in both the cession and assumption of reinsurance with other companies. The Company's maximum retention on any one life is $500,000. Risks are reinsured with other companies to permit recovery of a portion of direct losses.

Principal reinsurance transactions are summarized as follows:

================================================================================
                                                 1995        1994        1993
--------------------------------------------------------------------------------
                                                          (IN THOUSANDS)
--------------------------------------------------------------------------------
Reinsurance assumed:
Premiums received                                $866      $1,276      $1,359
================================================================================
Commissions paid                                 $144        $239         $96
================================================================================
Claims paid                                    $1,597      $1,469      $7,290
================================================================================
Reinsurance ceded:
Premiums paid                                 $73,916     $12,018      $4,194
================================================================================
Commissions received                             $230      $1,443        $148
================================================================================
Claims recoveries                              $3,089      $2,485      $2,231
================================================================================
Reinsurance in force (at December 31):
Assumed policies                              $25,438     $30,814     $39,730
================================================================================
Ceded policies                             $3,932,146  $1,150,828  $1,081,591
================================================================================


The liabilities for policy reserves and policy and contract claims include the following amounts for reinsurance assumed: $354,000 and $2,790,000 at December 31, 1995 and $120,000 and $3,187,000 at December 31, 1994.

The ceding of insurance through reinsurance agreements does not discharge the primary liability of the original underwriters to the insured. However, statutory accounting practices treat risks that have been reinsured, to the extent of reinsurance, as though they were not risks for which the original insurer is liable. Therefore, in financial statement presentations, policy reserves and policy and contract claim liabilities are presented net of that portion of risk reinsured. Accordingly, policy reserves and policy and contract claim liabilities have been shown net of reinsurance credits of $77,908,000 and $968,000 at December 31, 1995 and $11,048,000 and $459,000 at December 31, 1994.

In 1995, the Company transferred, through a 100% coinsurance agreement, $66.9 million in policy reserves and claim liabilities. The agreement related to a block of whole life and decreasing term life insurance business. The Company recorded a pretax gain of $42.6 million which represented the initial ceding commission. This gain, net of tax, was recorded as an increase to unassigned surplus.

In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization.

During 1993, the Company settled the major medical portion of the pool's activity with no significantly adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1995, the Company believes adequate provision has been made for such losses.

7.  INCOME TAXES

The Company files a life/nonlife consolidated federal income tax return with SBG. Income taxes are allocated to the Company on the basis of its filing a separate tax return. The Company is taxed at usual corporate rates as defined by the applicable income tax laws for mutual life insurance companies. These laws provide for differences in the recognition of certain income and expenses, and provide for deductions that may result in a provision for income taxes that does not have the customary relationship of taxes to income. The provision for income taxes differs from the amount computed at the statutory federal rate due primarily to the dividends received deduction and tax credits.

During the year ended December 31, 1993, the Company began establishing deferred income taxes on its tax-basis deferred policy acquisition costs. Prior to this time, no deferred income taxes had been established on any difference between the financial statement and income tax bases of assets and liabilities, and, at December 31, 1995, this remains the only item to which deferred income tax accounting has been applied. The Company's policy is to nonadmit any resulting deferred tax asset; accordingly, this practice has no impact on surplus. The cumulative effect of adopting this change as of January 1, 1993 amounted to $3,464,000 and was reflected as a nonadmitted asset at that time. The effect of the new method increased income tax expense by $115,000 for 1995 and decreased income tax expense by $927,000 and $1,444,000 for 1994 and 1993, respectively.

8.  CONDENSED FAIR VALUE INFORMATION

SFAS No. 107, "Disclosures about Fair Values of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the
Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

================================================================================
                                DECEMBER 31, 1995         DECEMBER 31, 1994
--------------------------------------------------------------------------------
                               Carrying      Fair        Carrying      Fair
                                Amount       Value        Amount       Value
--------------------------------------------------------------------------------
                                               (IN THOUSANDS)
--------------------------------------------------------------------------------
Fixed maturities (NOTE 2)     $2,294,802   $2,340,910   $2,160,550   $1,987,040
Equity securities (NOTE 2)        12,390       12,836        9,050        9,494
Mortgage loans                    70,777       76,610       90,509       88,894
Policy loans                     100,452      104,077       92,130       91,492
Short-term investments               992          992       50,406       50,406
Cash and certificates of deposit  12,059       12,059       10,820       10,820
Investment income due and accrued 30,577       30,577       25,857       25,857
Futures contracts                     --         (737)          --          240
Interest rate exchange agreements     --       (2,291)          --           --
Supplementary contracts
  without life contingencies      34,363       35,387       41,239       39,771
Individual and group annuities 1,922,901    1,774,642    1,828,753    1,690,693
--------------------------------------------------------------------------------
                              $4,479,313   $4,385,062   $4,309,314   $3,994,707
================================================================================


9.  COMMITMENTS AND CONTINGENCIES

The Company has a $75.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. At December 31, 1995, there were no borrowings outstanding under this facility.

The economy and other factors have caused an increase in the number of insurance companies that have required regulatory supervision. This circumstance is expected to result in an increase in assessments by state guaranty funds, or voluntary payments by solvent insurance companies, to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments can be partially recovered through a reduction in future premium taxes in some states. The Company records these assessments on a cash basis and has paid $2,014,000, $2,270,000 and $2,077,000 for the years ended December 31, 1995,
1994 and 1993, respectively. The ultimate amounts or the ultimate effect of any such increased assessments or voluntary payments on the Company's financial position and results of operations are not currently determinable. The accompanying financial statements do not include any provision for any such potential assessments.

10.  ANNUITY AND DEPOSIT LIABILITIES

The withdrawal characteristics of the liability for future policy benefits for annuities and supplementary contracts and deposits as of December 31, 1995 were as follows:

================================================================================
                                       General    Separate
                                       Account    Account     Total    Percent
--------------------------------------------------------------------------------
                                              (IN THOUSANDS)
--------------------------------------------------------------------------------
Subject to discretionary withdrawal:
  With market value adjustment            $557         $--        $557     --%
  At book value less current
    surrender charge of 5% or more     572,902     652,843   1,225,745     30
--------------------------------------------------------------------------------
Total with adjustment                  573,459     652,843   1,226,302     30

Subject to discretionary withdrawal
  at book value with minimal or
  no charge or adjustment            1,394,680   1,360,750   2,755,430     67
Not subject to discretionary
  withdrawal                           112,382      12,070     124,452      3
--------------------------------------------------------------------------------
                                    $2,080,521  $2,025,663  $4,106,184    100%
================================================================================

T. ROWE PRICE

VARIABLE ANNUITY SERVICE CENTER
P.O. BOX 750440
TOPEKA, KANSAS 66675-0440

                                     PART C

                                OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Financial Statements

              All required financial statements are included in Part B of this Registration Statement.

       (b)    Exhibits

              (1)  Certified  Resolution  of the Board of  Directors of Security
                   Benefit   Life   Insurance   Company   ("SBL")    authorizing
                   establishment of the Separate Account(a)

              (2)  Not Applicable

              (3)  Distribution Agreement(b)

              (4)  Sample Contract

              (5)  Form of Application

              (6)  (a) Composite of Articles of Incorporation of SBL

                   (b) Bylaws of SBL(a)

              (7)  Not Applicable

              (8)  (a) Participation Agreement(b)

                   (b) Master Agreement(b)

              (9)  Opinion of Counsel(a)

             (10)  Consent of Independent Auditors

             (11)  Not Applicable

             (12)  Not Applicable

             (13)  Schedule of Computation of Performance

             (14)  Financial Data Schedules

             (15) Powers of Attorney of Thomas R. Clevenger, Sister Loretto Marie Colwell, John C. Dicus, Melanie S. Fannin, Howard R. Fricke, William W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank C. Sabatini, and Robert C. Wheeler

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 1 under the Securities Act of 1933 and Amendment No. 2 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (April 28, 1995).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 2 under the Securities Act of 1933 and Amendment No. 3 under the Investment Company Act of 1940 to Registration Statement No. 33-83238 (September 21, 1995).

ITEM 25.          DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS         POSITIONS AND OFFICES WITH DEPOSITOR

Howard R. Fricke*                           Chairman of the Board, President,
                                            Chief Executive Officer and Director

Thomas R. Clevenger                         Director
P.O. Box 8514
Wichita, Kansas 67208

Sister Loretto Marie Colwell                Director
1700 SW 7th Street
Topeka, Kansas 66044

John C. Dicus                               Director
700 Kansas Avenue
Topeka, Kansas 66603

Melanie S. Fannin                           Director
220 SE 6th Street
Topeka, Kansas 66603

William W. Hanna                            Director
P.O. Box 2256
Wichita, KS 67201

John E. Hayes, Jr.                          Director
P.O. Box 889
Topeka, Kansas 66601

Laird G. Noller                             Director
2245 Topeka Avenue
Topeka, Kansas 66611

Frank C. Sabatini                           Director
120 SW 6th Street
Topeka, Kansas 66603

Robert C. Wheeler                           Director
P.O. Box 148
Topeka, Kansas 66601

Donald J. Schepker*                         Senior Vice President,
                                            Chief Financial Officer
                                            and Treasurer

James L. Woods*                             Senior Vice President

NAME AND PRINCIPAL BUSINESS ADDRESS         POSITIONS AND OFFICES WITH DEPOSITOR

Jeffrey B. Pantages*                        Senior Vice President,
                                            and Chief Investment Officer

Roger K. Viola*                             Senior Vice President,
                                            General Counsel and Secretary

T. Gerald Lee*                              Senior Vice President -
                                            Administration

Malcolm E. Robinson*                        Senior Vice President and
                                            Assistant to the President

Donald E. Caum*                             Senior Vice President and
                                            Chief Marketing Officer

Richard K Ryan*                             Senior Vice President

Amy J. Lee*                                 Associate General Counsel and
                                            Vice President

James R. Schmank*                           Vice President (and Interim Chief
                                            Investment Officer)

Kathleen R. Blum*                           Vice President - Administration

*Located at 700 Harrison Street, Topeka, Kansas 66636.


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

         The Depositor, Security Benefit Life Insurance Company ("SBL"), is owned by its policy owners. No one person holds more than approximately 0.0003% of the voting power of SBL. The Registrant is a segregated asset account of SBL.

         The following chart indicates the persons controlled by or under common control with T. Rowe Price Variable Annuity Account or SBL:

                                            JURISDICTION        PERCENT OF
                                                 OF          VOTING SECURITIES
                  NAME                      INCORPORATION      OWNED BY SBL
--------------------------------------------------------------------------------
Security Benefit Life Insurance Company        Kansas             ----
(Mutual Life Insurance Company)

Security Benefit Group, Inc.                   Kansas             100%
(Holding Company)

Security Management Company, LLC               Kansas             100%
(Investment Adviser)

Security Distributors, Inc.                    Kansas             100%
(Broker/Dealer, Principal
Underwriter of Mutual Funds)

Security Benefit Academy, Inc.                 Kansas             100%
(Daycare Company)

Creative Impressions, Inc.                     Kansas             100%
(Advertising Agency)

Security Benefit Clinic and Hospital           Kansas             100%
(Nonprofit provider of hospital
benevolences for fraternal
 certificate holders)

First Advantage Insurance Agency, Inc.         Kansas             100%

First Security Benefit Life Insurance          New York           100%
and Annuity Company of New York

         SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, Variflex, SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, Parkstone Variable Annuity Separate Account and Variflex LS.

         Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. The approximate percentage of ownership by the separate accounts for each company is as follows:

Security Equity Fund               18%       Security Income Fund         5.9%
                                             Corporate Bond Series

Security Growth and Income Fund    41%       SBL Fund                     100%


ITEM 27.          NUMBER OF CONTRACT OWNERS

         As of December 1, 1996, there were 2,260 owners of T. Rowe Price Variable Annuity Contracts.


ITEM 28.          INDEMNIFICATION

         The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

         The Articles of Incorporation include the following provision:

         A Director shall not be personally liable to the Corporation or to its policyholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director

                  A. for any breach of his or her duty of loyalty to the Corporation or its policyholders;

                  B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

                  C. under the provisions of K.S.A. 17-6424 and amendments thereto; or

                  D. for any transaction from which the director derived an improper personal benefit.

         This Article Eighth shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article Eighth becomes effective.

         Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.          PRINCIPAL UNDERWRITER

(a) T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly-owned subsidiary of T. Rowe Price
Associates, Inc., serves as the distributor of the T. Rowe Price Variable Annuity Account contracts. Investment Services receives no compensation for distributing the Contracts. Investment Services also serves as principal underwriter for the following investment companies:

T. Rowe Price Growth Stock Fund, Inc.; T. Rowe Price New Horizons Fund, Inc.; T. Rowe Price New Era Fund, Inc.; T. Rowe Price New Income Fund, Inc.; T. Rowe Price Growth & Income Fund, Inc.; T. Rowe Price Prime Reserve Fund, Inc.; T. Rowe Price Tax-Free Income Fund, Inc.; T. Rowe Price Tax-Exempt Money Fund, Inc.; T. Rowe Price Short-Term Bond Fund, Inc.; T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.; T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.; T. Rowe Price High Yield Fund, Inc.; T. Rowe Price Tax-Free High Yield Fund, Inc.; T. Rowe Price GNMA Fund; T. Rowe Price Equity Income Fund; T. Rowe Price New America Growth Fund; T. Rowe Price Capital Appreciation Fund; T. Rowe Price

Capital Opportunity Fund, Inc; T. Rowe Price Science & Technology Fund, Inc.; T. Rowe Price Health Sciences Fund, Inc.; T. Rowe Price Small-Cap Value Fund, Inc.;
T. Rowe Price U.S. Treasury Funds, Inc. (which includes U.S. Treasury Money Fund, U.S. Treasury Intermediate Fund and U.S. Treasury Long-Term Fund); T. Rowe Price State Tax-Free Income Trust (which includes Maryland Tax-Free Bond Fund, New York Tax-Free Bond Fund, New York Tax-Free Money Fund, Virginia Tax-Free Bond Fund, New Jersey Tax-Free Bond Fund, Georgia Tax-Free Bond Fund, Florida Insured Intermediate Tax-Free Fund, and Maryland Short-Term Tax-Free Bond Fund);
T. Rowe Price California Tax-Free Income Trust (which includes California Tax-Free Bond Fund and California Tax-Free Money Fund); T. Rowe Price Index Trust, Inc. (which includes the T. Rowe Price Equity Index Fund); T. Rowe Price Spectrum Fund, Inc. (which includes the Spectrum Growth Fund and Spectrum Income
Fund); T. Rowe Price Short-Term U.S. Government Fund, Inc.; T. Rowe Price Value Fund, Inc.; T. Rowe Price Balanced Fund, Inc.; T. Rowe Price Mid-Cap Growth
Fund,  Inc.;  T. Rowe Price OTC Fund,  Inc.  (which  includes  T. Rowe Price OTC
Fund); T. Rowe Price Blue Chip Growth Fund, Inc.; T. Rowe Price Dividend Growth Fund, Inc.; T. Rowe Price Summit Funds, Inc. (which includes Summit Cash Reserves Fund, Summit Limited-Term Bond Fund and Summit GNMA Fund); T. Rowe Price Summit Municipal Funds, Inc. (which includes Summit Municipal Money Market Fund, Summit Municipal Intermediate Fund, Summit Municipal Income Fund); T. Rowe Price Corporate Income Fund, Inc.; CUNA Mutual Funds, Inc. (which includes CUNA Mutual Tax-Free Intermediate-Term Fund, CUNA Mutual U.S. Government Income Fund and CUNA Mutual Cornerstone Fund); T. Rowe Price Equity Series, Inc., (which includes T. Rowe Price Equity Income Portfolio and T. Rowe Price New America Growth Portfolio, and T. Rowe Price Personal Strategy Balanced Portfolio); T. Rowe Price Fixed Income Series, Inc. (which includes T. Rowe Price Limited-Term Bond Portfolio); T. Rowe Price International Series, Inc. (which includes T. Rowe Price International Stock Portfolio); Personal Strategy Funds, Inc. (which includes T. Rowe Price Personal Strategy Income Fund, T. Rowe Price Personal Strategy Balanced Fund and Personal Strategy Growth Fund); T. Rowe Price International Fund (which includes the T. Rowe Price

International Stock Fund, T. Rowe Price International Bond Fund, T. Rowe Price International Discovery Fund, T. Rowe Price European Stock Fund, T. Rowe Price New Asia Fund, T. Rowe Price Global Government Bond Fund, T. Rowe Price Japan Fund, T. Rowe Price Short-Term Global Fund, T. Rowe Price Latin America Fund, T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Global Stock Fund, and T. Rowe Price Emerging Markets Bond Fund); Frank Russell Investment Securities Fund; the RPF International Bond Fund; and the Institutional International Funds, Inc. (which includes the Foreign Equity Fund).

(b)
          NAME AND PRINCIPAL                    POSITION AND OFFICES
          BUSINESS ADDRESS*                       WITH UNDERWRITER
--------------------------------------------------------------------------------
          Mark E. Rayford                       Director
          James S. Riepe                        President and Director
          Patricia M. Archer                    Vice President
          Edward C. Bernard                     Vice President
          Joseph C. Bonasorte                   Vice President
          Meredith C. Callanan                  Vice President
          Laura H. Chasney                      Vice President
          Victoria C. Collins                   Vice President
          Christopher W. Dyer                   Vice President
          Forrest R. Foss                       Vice President
          James W. Graves                       Vice President
          Andrea G. Griffin                     Vice President
          David J. Healy                        Vice President
          Joseph P. Healy                       Vice President
          Walter J. Helmlinger                  Vice President
          Eric G. Knauss                        Vice President
          Henry H. Hopkins                      Vice President and Director
          Douglas G. Kremer                     Vice President
          Sharon R. Krieger                     Vice President
          Keith Wayne Lewis                     Vice President
          David L. Lyons                        Vice President
          Sarah McCafferty                      Vice President
          Maurice Albert Minerbi                Vice President
          Nancy M. Morris                       Vice President
          George A. Murnaghan                   Vice President
          Steven E. Norwitz                     Vice President
          Kathleen M. O'Brien                   Vice President

          NAME AND PRINCIPAL                    POSITION AND OFFICES
          BUSINESS ADDRESS*                       WITH UNDERWRITER
--------------------------------------------------------------------------------

          Pamela D. Preston                     Vice President
          Lucy Beth Robins                      Vice President
          John Richard Rockwell                 Vice President
          Monica R. Tucker                      Vice President
          Charles E. Vieth                      Vice President and Director
          William F. Wendler, II                Vice President
          Terrie L. Westren                     Vice President
          Jane F. White                         Vice President
          Thomas R. Woolley                     Vice President
          Alvin M. Younger, Jr.                 Treasurer and Secretary
          Mark S. Finn                          Controller

*Unless otherwise indicated, the business address of each of Investment Services' officers and directors is 100 East Pratt Street, Baltimore, Maryland 21202.

(c)      Not applicable.


ITEM 30.          LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--700 Harrison Street, Topeka, Kansas 66636-0001.


ITEM 31.          MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.


ITEM 32.          UNDERTAKINGS

(a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen
(16) months old for so long as payments under the Variable Annuity contracts may be accepted.

(b) Registrant undertakes that it will affix to or include a post card as part of the T. Rowe Price Variable Annuity Account Prospectus that an applicant can remove to send for a Statement of Additional Information.

(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

(d) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of the Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 16th day of December, 1996.

SIGNATURES AND TITLES
---------------------

Howard R. Fricke                  SECURITY BENEFIT LIFE INSURANCE
Director, President and           COMPANY (THE DEPOSITOR)
Chief Executive Officer

Thomas R. Clevenger               By: ROGER K. VIOLA
Director                              -----------------------------------------
                                      Roger K. Viola, Senior Vice President,
Sister Loretto Marie Colwell          General Counsel and Secretary as
Director                              Attorney-In-Fact for the Officers
                                      and Directors Whose Names Appear Opposite
John C. Dicus
Director
                                  T. ROWE PRICE VARIABLE ANNUITY
Melanie S. Fannin                 ACCOUNT (THE REGISTRANT)
Director
                                  By: SECURITY BENEFIT LIFE INSURANCE COMPANY
William W. Hanna                      (THE DEPOSITOR)
Director
                                  By: HOWARD R. FRICKE
John E. Hayes, Jr.                    -----------------------------------------
Director                              Howard R. Fricke, Chairman of the Board,
                                      President Chief Executive Officer
Laird G. Noller                       and Director
Director
                                  By: DONALD J. SCHEPKER
Frank C. Sabatini                     -----------------------------------------
Director                              Donald J. Schepker, Senior Vice President,
                                      Chief Financial Officer and Treasurer
Robert C. Wheeler
Director                          (ATTEST): ROGER K. VIOLA
                                            -----------------------------------
                                            Roger K. Viola, Senior Vice
                                            President, General Counsel
                                            and Secretary

                                  Date:  December 16, 1996

                                  EXHIBIT INDEX

   (1)   None

   (2)   None

   (3)   None

   (4)   Sample Contract

   (5)   Form of Application

   (6)   (a)   Composite of Articles of Incorporation

         (b)   None

   (7)   None

   (8)   (a)   None

         (b)   None

   (9)   None

  (10)   Consent of Independent Auditors

  (11)   None

  (12)   None

  (13)   Schedule of Computation of Performance

  (14)   Financial Data Schedules

  (15) Powers of Attorney of Thomas R. Clevenger, Sister Loretto Marie Colwell, John C. Dicus, Melanie S. Fannin, Howard R. Fricke, William W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank C. Sabatini, and Robert C. Wheeler